EXHIBIT 1.3

GERDAU S.A.

(a sociedade por ações incorporated under the
laws of the Federative Republic of Brazil)

[•] American Depositary Shares,
each representing one Preferred Share with no par value

INTERNATIONAL PURCHASE AGREEMENT

Dated:             [•], 2011

GERDAU S.A.

(a sociedade por ações incorporated under the laws
of the Federative Republic of Brazil)

[•] American Depositary Shares,
each representing one Preferred Share with no par value

INTERNATIONAL PURCHASE AGREEMENT

[•], 2011

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

Ladies and Gentlemen:

Gerdau S.A. (the “Company”) a sociedade por ações organized under the laws of the Federative Republic of Brazil (“Brazil”), Metalúrgica Gerdau S.A. ( “MG”) a sociedade por ações organized under the laws of Brazil and Gerdau BG Participações S.A. (“BG” and, together with MG, the “Selling Shareholders”) a sociedade por ações organized under the laws of Brazil confirm their agreement with Itau BBA USA Securities, Inc. (“Itaú”), Banco BTG Pactual S.A. (“BTG Pactual”), Banco Bradesco BBI S.A. (“Bradesco BBI”) and each of the other International Underwriters named in SCHEDULE A hereto (collectively, the “International Underwriters,” which term shall also include any International Underwriter substituted as hereinafter provided in SECTION 11 hereof), for whom Itaú, BTG Pactual and Bradesco BBI are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the International Underwriters, severally and not jointly, of [•] preferred shares, without par value, of the Company (“Primary Preferred Shares”) in the form of American Depositary Shares (“Primary Firm ADSs”), (ii) the sale by the Selling Shareholders and the purchase by the International Underwriters, severally and not jointly, of [•] preferred shares, without par value, of the Company (together with the Primary Preferred Shares, the “Preferred Shares”) in the form of American Depositary Shares (“Secondary Firm ADSs” and, together with the Primary Firm ADSs, the “Firm ADSs”) and (iii) the grant by the Company to Itaú of the option described in SECTION 3(b) hereof to, upon notice to BTG Pactual and Bradesco BBI, purchase, on behalf of the International Underwriters, all or any part of 20,408,072 additional Preferred Shares in the form of ADSs to cover overallotments, if any

(the “Option ADSs”), minus the number of Option Brazilian Shares (as defined below) sold by the Company as a result of the exercise by Banco Itaú BBA S.A. (“Banco Itaú” and, together with BTG Pactual and Bradesco BBI, the “Brazilian Underwriters”) of its option regarding the Option Brazilian Shares (as defined below) under the Brazilian Underwriting Agreement (as defined below).  The Firm ADSs and the Option ADSs are collectively called the “ADSs.”

Each ADS will represent one Preferred Share.  The ADSs purchased by the International Underwriters will be evidenced by American Depositary Receipts (“ADRs”) to be issued pursuant to a Deposit Agreement (“Deposit Agreement”) among the Company, the Bank of New York Mellon (the “Depositary”), and all holders and beneficial owners from time to time of the ADRs, as amended and restated on December 2, 2008.  The Preferred Shares underlying the ADSs are called the “Underlying Shares.”

In addition to the Preferred Shares in the form of ADSs subject to this agreement (“Agreement”), [•] preferred shares (“Firm Brazilian Shares”) will be placed by the Brazilian Underwriters (and, together with the International Underwriters, the “Underwriters”) pursuant to the underwriting agreement dated as of the date hereof, among the Company, BM&FBovespa S.A. - Bolsa de Valores, Mercadorias e Futuros (“BM&FBOVESPA”), and the Brazilian Underwriters in connection with the offering and sale of the Brazilian Shares (as defined below) in Brazil (“Brazilian Underwriting Agreement” and, together with this Agreement, the “Underwriting Agreements”).  The Brazilian Underwriting Agreement also provides for an option of Itaú to, upon notice to BTG Pactual and Bradesco BBI, cause the Company to sell an aggregate of not more than 20,408,072 additional Preferred Shares (“Option Brazilian Shares”), minus the number of Underlying Shares underlying the Option ADSs sold by the Company as a result of the exercise by Itaú of its option regarding such Option ADSs under this Agreement.  The Firm Brazilian Shares and the Option Brazilian Shares are hereinafter called collectively the “Brazilian Shares.”  The Brazilian Shares, the Underlying Shares and the ADSs are hereinafter called collectively the “Securities.”

The ADSs will be sold pursuant to a Prospectus (as defined below) to be filed with the United States Securities and Exchange Commission (the “Commission”), and the Brazilian Shares will be sold pursuant to a registration statement, including the Final Brazilian Prospectus (as defined below), filed with and approved by the Brazilian Securities Commission (Comissão de Valores Mobiliários) (“CVM”), with respect to the offer and sale of the Brazilian Shares (“Brazilian Registration Statement”).

It is understood that the International Underwriters propose to make a public offering of the ADSs as soon as the Representatives deem advisable after this Agreement has been executed and delivered.  It is also understood that the International Underwriters, acting as placement agents for the Brazilian Underwriters, intend to offer Firm Brazilian Shares outside Brazil subject to the terms and conditions stated in this Agreement.  Preferred Shares purchased by non-Brazilian investors will be placed outside Brazil by the International Underwriters (as placement agents), settled in Brazil and paid for in Brazilian reais and their offer is being underwritten by the Brazilian Underwriters pursuant to the Brazilian Underwriting Agreement.  Non-Brazilian investors purchasing Preferred Shares must be authorized to invest in Brazilian securities under the requirements established by the Conselho Monetário Nacional (the “Brazilian National

Monetary Council”), the CVM and the Banco Central do Brasil (the “Brazilian Central Bank”).

In addition, BTG Pactual US Capital Corp. and Bradesco Securities Inc., U.S. registered broker-dealers, are acting as placement agents for BTG Pactual and Bradesco BBI, respectively, for the placement of Preferred Shares, including in the form of ADSs, outside Brazil (including in the United States). It is understood that BTG Pactual and Bradesco BBI will not be placing Preferred Shares or ADSs in the United States or elsewhere outside Brazil. The parties hereto hereby agree that the benefits of the representations and warranties in Section 1 and 2, agreements in Section 3, 4, 6 and 7 and indemnification provisions in Section 8, shall inure to the benefit of BTG Pactual US Capital Corp. and Bradesco Securities Inc. as placement agents.

The offering of ADSs and the offering of Brazilian Shares to persons outside Brazil are referred to collectively herein as the “International Offering.”  The offering of Brazilian Shares to persons in Brazil is referred to herein as the “Brazilian Offering.”  The International Offering and the Brazilian Offering are referred to collectively herein as the “Global Offering.”

The International Underwriters and the Brazilian Underwriters are, simultaneously herewith, entering into an Intersyndicate Agreement, dated the date hereof, which provides for, among other things, the transfer of ADSs and Underlying Shares between them for the purpose of resale.

The Company has prepared and filed, on December 30, 2010, with the Commission under the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-3 (File No. 333-171483) including a prospectus, relating to the Securities.  Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement;” and as used herein, the term “Preliminary Prospectus” means each prospectus relating to the International Offering filed with the Commission pursuant to Rule 424(a) under the Securities Act that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the ADSs.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus and that, in any case, has not been superseded or modified, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the

“Exchange Act”) that are deemed to be incorporated by reference therein and that in any case have not been superseded or modified.

At or prior to [•] p.m. Eastern Standard Time, the time when sales of the ADSs and the Brazilian Shares were first made (the “Time of Sale”), the Company had prepared the following information (collectively with the pricing information set out on SCHEDULE B hereto, the “Time of Sale Information”):  a Preliminary Prospectus dated March 23, 2011, including the Base Prospectus filed with the Commission on December 30, 2010 (File No. 333-171483) and the Prospectus Supplement filed with the Commission on March 23, 2011; and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on SCHEDULE C hereto.

The Company and the Depositary have prepared and filed with the Commission a registration statement relating to the ADSs on Form F-6 (No. 333-133349) and a related prospectus, which may be in the form of the ADR certificate, for registration under the Securities Act of the ADSs evidenced by ADRs, have filed such amendments thereto and such amended prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereinafter be required.  The registration statement on Form F-6 for registration of the ADSs evidenced by ADRs, as amended at the time it becomes effective (including by the filing of any post-effective amendments thereto), and the prospectus included therein, as then amended are hereinafter called the “ADS Registration Statement” and the “ADR Prospectus.”

SECTION 1.                                Representations and Warranties by the Company.  The Company represents and warrants to each International Underwriter that as of the date hereof, the Time of Sale, the Closing Date referred to in SECTION 3(d) hereof, and each Additional Closing Date (if any) referred to in SECTION 3(d) hereof, and agrees with each International Underwriter, as follows:

(a)                                  Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in any Preliminary Prospectus (it being understood that the only such information is that described as such in SECTION 8(b)).

(b)                                 Time of Sale Information.  The Time of Sale Information, at the Time of Sale did not, and at the Closing Date (as defined in SECTION 3(d)) and as of each Additional Closing Date (as defined in SECTION 3(d)), as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in such Time of Sale Information (it being understood that the only such information is that described as such in SECTION 8(b)).  No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c)                                  Issuer Free Writing Prospectus.  Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in its capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the ADSs or the Brazilian Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on SCHEDULE C hereto and other written communications approved in writing in advance by the Representatives.  Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date (as defined below) and at each Additional Closing Date (as defined below), as the case may be will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in any Issuer Free Writing Prospectus (it being understood that the only such information is that described as such in SECTION 8(b)).

(d)                                 Registration Statement and Prospectus.  The Registration Statement is an “automatic effective registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date (as defined below) and as of each Additional Closing Date (as defined below), as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto (it being understood that the only such information is that described as such in SECTION 8(b)).

(e)                                  Incorporated Documents.  The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed or submitted and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed or submitted with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                                    Compliance with ADS Registration Requirements.  (i) An ADS Registration Statement has been filed with the Commission and has become effective pursuant to the Commission’s rules and regulations, (ii) no stop order suspending the effectiveness of the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission, (iii) the ADS Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iv) the ADS Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and (v) all of the ADSs are registered pursuant to the ADS Registration Statement.

(g)                                 Financial Statements.  The financial statements and the related notes thereto included or incorporated by reference in each of the Registration Statement, the Time of Sale Information or the Prospectus, were prepared in accordance with International Financial Reporting Standards (“IFRS”), issued by the International Accounting Standards Board (IASB), and comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the supporting schedules included or incorporated by reference in each of the Registration Statement, the Time of Sale Information

and the Prospectus present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby.  The non GAAP financial measures (as such term is defined by the rules and regulations of the Commission) and in each case, the related notes thereto included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in accordance with the Commission’s rules and guidance with respect to non GAAP financial measures, as the case may be, and the assumptions underlying such non GAAP financial measures are reasonable and are set forth or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(h)                                 No Material Adverse Change.  Since the respective dates as of which information is included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, except as otherwise stated therein, (i) there has not been any change in the capital stock or long-term debt of the Company or its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company or its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except where such loss or interference would not reasonably be expected to have a Material Adverse Effect (as hereinafter defined).

(i)                                     Organization and Good Standing.  The Company has been duly incorporated and is validly existing as a sociedade por ações under the laws of Brazil.  The Company and its subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company or the Selling Shareholders of their respective obligations under this Agreement (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed or described in Notes 3.1, 3.2, and 3.3 to its consolidated financial statements filed, as part of the Company’s Current Report on Form 6-K, with the Commission on March 22, 2011.

(j)                                     Capitalization.  The Company has an authorized capitalization as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization;” all the outstanding shares of capital stock of the Company (including the Securities) have been duly and validly authorized and issued and are fully paid and non-assessable and, except as described in or expressly contemplated by the Registration Statement, the Time of Sale Information and the Prospectus, are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(k)                                  Listing of the Securities.  The Preferred Shares have been admitted for listing and trading on the Nível 1 listing segment of the BM&FBovespa S.A. (São Paulo Stock Exchange, or “BM&FBOVESPA”), and the ADSs have been approved for listing and trading on the New York Stock Exchange (“NYSE”).  The Company has not received any notice of any proceedings relating to the delisting of the Preferred Shares from the Nível 1 listing segment of the BM&FBOVESPA or the ADSs from the NYSE.

(l)                                     Due Authorization.  The Company has, (or in the case of the Deposit Agreement, had) full right, power and authority to execute and deliver each of the Underwriting Agreements, the Deposit Agreement and the Instrumento Particular de Contrato de Prestação de Serviços de Estabilização de Preço de Ações Ordinárias e Preferenciais de Emissão da Gerdau S.A., dated the date hereof (the “Stabilization Agreement” and, collectively with the Underwriting Agreements and the Deposit Agreement, the “Transaction Documents” and each a “Transaction Document”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(m)                               Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(n)                                 Enforceability of Underwriting Agreements and Stabilization Agreement.  Each of the Underwriting Agreements and the Stabilization Agreement has been duly authorized, executed and delivered by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”), and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(o)                                 Deposit Agreement.  The Deposit Agreement has been duly authorized, executed and delivered by, and, assuming due authorization, execution and delivery thereof by the Depositary, constitutes a valid and legally binding agreement of, the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions and except that rights to indemnity thereunder may be limited by applicable law and public policy.  Upon due and authorized execution and delivery by the Depositary of the ADRs evidencing the ADSs against deposit of the Underlying Shares in respect thereof in accordance with the provisions of the Deposit Agreement and upon payment by the International Underwriters for the ADSs evidenced thereby in accordance with the provisions of this Agreement, such ADSs evidenced by such ADRs will be duly and validly issued, and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.  The statements in the Registration Statement, the Time of Sale Information and the Prospectus, insofar as such statements purport to constitute summaries of certain terms of the ADSs and the Deposit Agreement, fairly summarize in all material respects such terms.

(p)                                 No Violation or Default.  Neither the Company nor any of its subsidiaries is in (i) violation of its charter or bylaws or similar organizational documents; (ii) default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject; or (iii) violation of any Brazilian, United States, Canadian or other law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(q)                                 No Conflicts.  The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party, the issuance and the sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or any of its subsidiaries, or (iii) result in the violation of any Brazilian or other law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(r)                                    No Consents Required.  No consent, approval, authorization, order, registration or qualification of, or filing with, any governmental agency or body or any court or arbitrator is required for the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities and compliance by the Company with the terms thereof, and the consummation of the transactions contemplated by the Transaction Documents, except such as may be required (i) such as have been obtained and made under the Securities Act and the Exchange Act, (ii) for the approval by the CVM of the offering of the Underlying Shares and the Brazilian Shares as contemplated by this Agreement and the Brazilian Underwriting Agreement, which have been obtained and remain in full force and effect or will be obtained prior to the Closing Date (as defined below) and each Additional Closing Date (as defined below), (iii) for the approvals by the CVM and the BM&FBOVESPA for the arrangements set forth in the Stabilization Agreement, which have been obtained and remain in full force and effect or will be obtained prior to the Closing Date (as defined below) and each Additional Closing Date (as defined below), (iv) such as may be required from the Brazilian Central Bank for any payments outside Brazil pursuant to this Agreement, (v) such as may be required under applicable securities laws of the various states in the United States, or (vi) such as may be required by the securities or similar laws of any foreign jurisdiction other than Brazil in connection with the purchase and distribution of ADSs or the Brazilian Shares by the International Underwriters and the Brazilian Underwriters.

(s)                                  Legal Proceedings.  Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or by others.

(t)                                    Independent Accountants.  Deloitte Touche Tohmatsu Auditores Independentes, who have audited the consolidated financial statements of the Company as of and for the years ended December 31, 2010, 2009 and 2008 included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u)                                 Title to Real and Personal Property.  The Company and its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims, and defects and imperfections of title, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)                                 Title to Intellectual Property.  The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim or infringement of or conflict with any such rights of others.

(w)                               No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders or other affiliates of the Company or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in the Registration Statement, the Prospectus and the Time of Sale Information.

(x)                                   Investment Company Act.  Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, none of them will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(y)                                 After giving effect to the offering and sale of the Firm ADSs and the Brazilian Shares and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, the Company does not expect to be a “passive foreign investment company” as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, for the current taxable year ending December 31, 2011.

(z)                                   Taxes.  The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except for such taxes that are not yet due or are being contested in good faith, or where failure to do so would not reasonably be expected to result in a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(aa)                            Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate Brazilian, United States, Canadian and other federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material

Adverse Effect; and except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(bb)                          No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or any of its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(cc)                            Compliance with Environmental Laws.  (i) The Company and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable Brazilian, United States, Canadian or other laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or any of its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of US$ 1,000,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) neither the Company nor any of its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(dd)                          Compliance with ERISA.  (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the

Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of the Plans (in the aggregate) is not less than the present value of all benefits accrued under such Plans (in the aggregate) (determined with respect to each Plan based on the assumptions used to fund such Plan) except where such deficiency would not have a Material Adverse Effect; (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation (“PBGC”), in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA).

(ee)                            Disclosure Controls.  The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management, as appropriate, to allow timely decisions regarding required disclosure.  The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ff)                                Accounting Controls.  The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  There are no material weaknesses or significant deficiencies in the Company’s internal controls.

(gg)                          Compliance with Reporting Requirements.  The Company is subject to and is in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(hh)                          Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ii)                                  No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, employee, agent or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), as if the same were applicable to it, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(jj)                                  Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(kk)                            Compliance with OFAC.  Neither the Company, nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

(ll)                                  No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(mm)                      No Broker’s Fees.  Neither the Company nor any of its subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement and the Brazilian Underwriting Agreement) that would give rise to a valid claim against any of them or any of the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(nn)                          No Registration Rights.  No person has the right to require the Company or any of its subsidiaries to register any security for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the best knowledge of the Company, the sale of the ADSs or the Brazilian Shares to be sold by the Company hereunder or to require the Company to include any securities with the Underlying Shares and ADSs registered pursuant to the ADS Registration Statement.

(oo)                          Stabilization, Compliance with Regulation M.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, except for stabilization activities to be carried out by Itaú in the United States or by Banco Itaú, acting through Itaú Corretora de Valores S.A., in Brazil pursuant to the Stabilization Agreement. Company has complied in all respects with Regulation M under the Exchange Act with respect to stabilization bids to be carried out in Brazil and in the United States, including, without limitation, the stabilization requirements of Rule 104 of Regulation M.

(pp)                          Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq)                          Statistical and Market Data.  Nothing came to the attention of the Company that has caused it to believe that the statistical and market-related data included in each of the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(rr)                                Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, applicable to it or them.

(ss)                            Distributions in Respect of Preferred Shares.  No approvals are currently required in Brazil in order for the Company to pay dividends, interest on shareholders’ equity or other distributions declared by the Company to the holders of Preferred Shares, including the Depositary; and, except as disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, under current laws and regulations of the Brazil and any political subdivision thereof, any amounts payable with respect to the Preferred Shares upon liquidation of the Company or upon redemption thereof and dividends, interest on shareholders’ equity and other distributions declared and payable on the Preferred Shares may be paid by the Company to the Depositary in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, as long as the investment in respect of the applicable Preferred Shares is registered with the Brazilian Central Bank.  Except as disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, no payments of dividends or interest on shareholders’ equity made to holders of Preferred Shares or ADSs who are non-residents of Brazil are subject to income, withholding or other taxes under laws and regulations of Brazil or any political subdivision or taxing authority thereof or therein and except as disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, such payments will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein, as long as the investment in respect of the applicable Preferred Shares is registered with the Brazilian Central Bank.

(tt)                                Absence of Immunity.  Neither the Company nor any of its subsidiaries, nor any of their assets or revenues, has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Brazil, the United States or the state of New York; and, to the extent that the Company, any of its subsidiaries, or any of their respective assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Company has waived, and they will waive, or will cause their subsidiaries to waive such right to the extent permitted by law in accordance with SECTION 14 of this Agreement.

(uu)                          Absence of Taxes.  There are no Brazilian taxes on or due by virtue of the execution or delivery of any of the Transaction Documents, or the issuance or sale by the Company of the Securities or any other document to be furnished hereunder or thereunder, except for (i) an administrative fee (taxa de fiscalização) and a registration fee payable to the CVM, (ii) a registration fee payable to the Brazilian Association of Capital Markets Entities (ANBIMA -Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais), (iii) income tax, (iv) Contribuição Social sobre o Lucro Líquido; (v) Contribuição ao Programa de Integração Social - PIS , (vi) Contribuição para Financiamento da Seguridade Social - COFINS, (vii)  Imposto sobre Serviços de Qualquer Natureza - ISS, (viii) Contribuição ao Programa de Integração Social sobre Importações de Bens e Serviços (PIS-Importação), (ix) Contribuição para Financiamento da Seguridade Social sobre Importações de Bens e Serviços (COFINS-Importação) (x) Imposto sobre Operações de Crédito, Câmbio e Seguros ou relativas a Títulos e Valores Mobiliários — IOF, and (xi) Contribuição de Intervenção no Domínio Econômico - CIDE, as applicable.  There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution or delivery of the Transaction Documents, or the issuance or sale by the Company of the Securities.

(vv)                          Absence of Filing.  To ensure the legality, validity, enforceability or admissibility into evidence of the Transaction Documents in Brazil, it is not necessary that it be submitted to, filed or recorded with any court or other authority in Brazil or that any tax, imposition or charge be paid in Brazil on or in respect of such document, except that (i) in order to be enforceable and admissible into evidence in the courts of Brazil (a) the Transaction Documents, together with their respective sworn translation into the Portuguese language, needs to be registered with the appropriate Registry of Deeds and Documents (Registro de Títulos e Documentos), which registration can be made at any time prior to judicial enforcement thereof in Brazil and (b) the Transaction Documents must be translated into Portuguese by a sworn translator in Brazil; and (ii) the enforceability of the Transaction Documents in the courts of Brazil is also subject to the payment of certain expenses and court fees in connection thereof in the courts of Brazil.

(ww)                      Validity of Certain Provisions.  To the best knowledge of the Company, the indemnification and contribution provisions set forth in SECTION 8 hereof does not contravene Brazilian law or public policy.

(xx)                              Consent to Jurisdiction and Appointment of Agent for Service of Process.  The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil, provided that it is not against national sovereignty, good moral or public policy.  The Company (i) has the power to submit, and pursuant to this Agreement and the other Transaction Documents has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of the federal and state courts, in the Borough of Manhattan in the City of New York, and (ii) has the power to designate, appoint and empower, and pursuant to this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, an agent for service of process in any suit or proceeding arising out of or related to the Transaction Documents and the transactions contemplated hereby, as provided in SECTION 13 of this Agreement.

(yy)                          Enforceability of New York Judgment.  Any final judgment for a sum of money obtained against the Company in the New York or United States federal courts located in the borough of Manhattan in The City of New York in respect of any sum payable by it under this Agreement or the Deposit Agreement would be recognized and enforced against the Company by the courts in Brazil without reexamination or re-litigation of the matters adjudicated upon, provided that such judgment (i) fulfills all formalities required for its enforceability under the laws of the jurisdiction where it was rendered, (ii) is issued by a competent court after proper service of process is made in accordance with Brazilian legislation, (iii) is not subject to appeal, (iv) is for a sum certain, (v) is authenticated by a Brazilian consular office in the jurisdiction where the judgment is issued and is accompanied by a sworn translation into Portuguese, and (vi) is not contrary to Brazilian national sovereignty, public policy or public morality.

(zz)                              Absence of Residence.  None of the holders of the Securities, the International Underwriter, or the Depositary will be deemed resident, domiciled, carrying on business or subject to taxation in Brazil on an overall income basis solely by the execution, delivery, performance or enforcement of this Agreement, the Deposit Agreement or the issuance or sale of the Securities or by virtue of the ownership or transfer of a Security or the receipt of payment thereon.

(aaa)                      Status under the Securities Act.  The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.  The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the

Securities Act or will pay such fees within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date (as defined below).

(bbb)                   Delivery of Securities Free of Liens.  Upon delivery of, and payment for, the Securities to be sold by the Company all right, title and interest in the Securities will be transferred to the purchasers thereof free and clear of all security interests, claims, liens, equities or other encumbrances.

(ccc)                      Compliance with Brazilian Securities Laws.  Each Brazilian Prospectus has been prepared in accordance with Brazilian Laws 6,404/76 and 6,385/76, CVM Instructions No. 400 and No. 480, the Regulation Code of the ANBIMA, the rules of the BM&FBOVESPA, and the regulations and rules promulgated thereunder.

(ddd)                   Final Brazilian Prospectus.  Each of the Registration Statement, the Time of Sale Information and the Prospectus do not omit any material information about the Company that is included in the Final Brazilian Prospectus, and there is no material inconsistency between the information contained in the Final Brazilian Prospectus and the information contained in each of the Registration Statement, the Time of Sale Information and the Prospectus.

SECTION 2.                                Representations and Warranties by the Selling Shareholders.  The Selling Shareholders represent and warrant to each International Underwriter that as of the date hereof, the Time of Sale, the Closing Date referred to in SECTION 3(d) hereof, and each Additional Closing Date (if any) referred to in SECTION 3(d) hereof, and agree with each International Underwriter, as follows:

(a)                                  Preliminary Prospectus.  Each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Shareholders make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in any Preliminary Prospectus (it being understood that the only such information is that described as such in SECTION 8(b)).

(b)                                 Time of Sale Information.  The Time of Sale Information, at the Time of Sale did not, and at the Closing Date (as defined in SECTION 3(d)) and as of each Additional Closing Date (as defined in SECTION 3(d)), as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Shareholders make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in such Time of Sale Information (it being understood that the only such information is that described as such in SECTION 8(b)).  No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c)                                  Issuer Free Writing Prospectus.  Other than the Preliminary Prospectus and the Prospectus, the Selling Shareholders (including their agents and representatives, other than the Underwriters in its capacity as such) have not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the ADSs or the Brazilian Shares (each such communication by the Selling Shareholders or their agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on SCHEDULE C hereto and other written communications approved in writing in advance by the Representatives.  Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date (as defined below) and at each Additional Closing Date (as defined below), as the case may be will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Shareholders make no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in any Issuer Free Writing Prospectus (it being understood that the only such information is that described as such in SECTION 8(b)).

(d)                                 Registration Statement and Prospectus.  As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date (as defined below) and as of each Additional Closing Date (as defined below), as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Shareholders make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representatives on behalf of any of the Underwriters expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto (it being understood that the only such information is that described as such in SECTION 8(b)).

(e)                                  Incorporated Documents.  The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed or submitted and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed or submitted with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            Organization and Good Standing.  The Selling Shareholders have been duly incorporated and are validly existing as sociedades por ações under the laws of Brazil.

(g)           Due Authorization.  The Selling Shareholders have full right, power and authority to execute and deliver each of the Underwriting Agreements and the Stabilization Agreement and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Underwriting Agreement and the Stabilization Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken.

(h)           Enforceability of Underwriting Agreements and Stabilization Agreement.  Each of the Underwriting Agreements and the Stabilization Agreement has been duly authorized, executed and delivered by the Selling Shareholders and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a legal, valid and binding agreement of the Selling Shareholders enforceable against the Selling Shareholders in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(i)            No Conflicts.  The execution, delivery and performance by the Selling Shareholders of each of the Transaction Documents to which they are a party, the issuance and the sale of the Securities and compliance by the Selling Shareholders with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholders or any of their respective subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholders or any of their respective subsidiaries is a party or by which the Selling Shareholders or any of their respective subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Selling Shareholders or any of their respective subsidiaries, or (iii) result in the violation of any Brazilian or other law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and

(iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(j)            No Consents Required.  No consent, approval, authorization, order, registration or qualification of, or filing with, any governmental agency or body or any court or arbitrator is required for the execution, delivery and performance by the Selling Shareholders of each of the Underwriting Agreement and Stabilization Agreement to which they are a party, the issuance and sale of the Securities and compliance by the Selling Shareholders with the terms thereof, and the consummation of the transactions contemplated by the Underwriting Agreement and Stabilization Agreement, except such as may be required (i) such as have been obtained and made under the Securities Act and the Exchange Act, (ii) for the approval by the CVM of the offering of the Underlying Shares and the Brazilian Shares as contemplated by this Agreement and the Brazilian Underwriting Agreement, which have been obtained and remain in full force and effect or will be obtained prior to the Closing Date (as defined below) and each Additional Closing Date (as defined below), (iii) for the approvals by the CVM and the BM&FBOVESPA for the arrangements set forth in the Stabilization Agreement, which have been obtained and remain in full force and effect or will be obtained prior to the Closing Date (as defined below) and each Additional Closing Date (as defined below), (iv) such as may be required from the Brazilian Central Bank for any payments outside Brazil pursuant to this Agreement, (v) such as may be required under applicable securities laws of the various states in the United States, or (vi) such as may be required by the securities or similar laws of any foreign jurisdiction other than Brazil in connection with the purchase and distribution of ADSs or the Brazilian Shares by the International Underwriters and the Brazilian Underwriters.

(k)           No Unlawful Payments.  Neither the Selling Shareholders nor, to the best knowledge of the Selling Shareholders, any director, officer, employee, agent or other person associated with or acting on behalf of the Selling Shareholders has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), as if the same were applicable to it, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(l)            Compliance with Money Laundering Laws.  The operations of the Selling Shareholders are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholders with respect to the Money Laundering Laws is pending or, to the best knowledge of the Selling Shareholders, threatened.

(m)          Compliance with OFAC.  Neither the Selling Shareholders, nor, to the best knowledge of the Selling Shareholders, any director, officer, agent, employee or affiliate of the Selling Shareholders is currently subject to any U.S. sanctions administered by the Office of

Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Selling Shareholders will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

(n)           No Broker’s Fees.  Neither the Selling Shareholders nor any of their respective subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement and the Brazilian Underwriting Agreement) that would give rise to a valid claim against any of them or any of the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(o)           No Registration Rights.  No person has the right to require the Selling Shareholders or any of their respective subsidiaries to register any security for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the best knowledge of the Selling Shareholders, the sale of the ADSs or the Brazilian Shares to be sold by the Selling Shareholders hereunder or to require the Company to include any securities with the Underlying Shares and ADSs registered pursuant to the ADS Registration Statement.

(p)           Stabilization, Compliance with Regulation M.  The Selling Shareholders have not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, except for stabilization activities to be carried out by Itaú in the United States or by Banco Itaú, acting through Itaú Corretora de Valores S.A., in Brazil pursuant to the Stabilization Agreement.  The Selling Shareholders have complied in all respects with Regulation M under the Exchange Act with respect to stabilization bids to be carried out in Brazil and in the United States, including, without limitation, the stabilization requirements of Rule 104 of Regulation M.

(q)           Absence of Immunity.  Neither the Selling Shareholders nor any of their respective assets or revenues has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Brazil, the United States or the state of New York; and, to the extent that the Selling Shareholders or any of their respective assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Selling Shareholders have waived, and will waive, or will cause their subsidiaries to waive such right to the extent permitted by law in accordance with SECTION 14 of this Agreement.

(r)            Absence of Taxes.  There are no Brazilian taxes on or due by virtue of the execution or delivery of any of the Transaction Documents, or the issuance or sale by the Selling Shareholders of the Securities or any other document to be furnished hereunder or thereunder, except for (i) an administrative fee (taxa de fiscalização) and a registration fee payable to the CVM, (ii) a registration fee payable to the Brazilian Association of Capital Markets Entities (ANBIMA -Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais), (iii) income tax, (iv) Contribuição Social sobre o Lucro Líquido; (v) Contribuição ao Programa de Integração Social - PIS, (vi) Contribuição para Financiamento da Seguridade Social - COFINS, (vii)  Imposto sobre Serviços de Qualquer Natureza - ISS, (viii) Contribuição ao Programa de Integração Social sobre Importações de Bens e Serviços (PIS-Importação), (ix) Contribuição para Financiamento da Seguridade Social sobre Importações de Bens e Serviços (COFINS-Importação) (x) Imposto sobre Operações de Crédito, Câmbio e Seguros ou relativas a Títulos e Valores Mobiliários — IOF, and (xi) Contribuição de Intervenção no Domínio Econômico - CIDE, as applicable.  There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution or delivery of the Transaction Documents, or the issuance or sale by the Company of the Securities.

(s)           Validity of Certain Provisions.  To the best knowledge of the Selling Shareholders, the indemnification and contribution provisions set forth in SECTION 8 hereof does not contravene Brazilian law or public policy.

(t)            Consent to Jurisdiction and Appointment of Agent for Service of Process.  The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil, provided that it is not against national sovereignty, good moral or public policy.  The Selling Shareholders (i) have the power to submit, and pursuant to this Agreement and the other Transaction Documents have legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of the federal and state courts, in the Borough of Manhattan in the City of New York, and (ii) have the power to designate, appoint and empower, and pursuant to this Agreement, have legally, validly, effectively and irrevocably designated, appointed and empowered, an agent for service of process in any suit or proceeding arising out of or related to the Transaction Documents and the transactions contemplated hereby, as provided in SECTION 13 of this Agreement.

(u)           Enforceability of New York Judgment.  Any final judgment for a sum of money obtained against the Selling Shareholders in the New York or United States federal courts located in the borough of Manhattan in The City of New York in respect of any sum payable by it under this Agreement or the Deposit Agreement would be recognized and enforced against the Selling Shareholders by the courts in Brazil without reexamination or re-litigation of the matters adjudicated upon, provided that such judgment (i) fulfills all formalities required for its enforceability under the laws of the jurisdiction where it was rendered, (ii) is issued by a competent court after proper service of process is made in accordance with Brazilian legislation, (iii) is not subject to appeal, (iv) is for a sum certain, (v) is authenticated by a Brazilian consular office in the jurisdiction where the judgment is issued and is accompanied by a sworn translation into Portuguese, and (vi) is not contrary to Brazilian national sovereignty, public policy or public morality.

(v)           Ownership of the Securities.  The Selling Shareholders own the Securities to be sold by the Selling Shareholders free and clear of all security interests, claims, liens, equities or other encumbrances and have the legal right and power, and all authorizations and approvals required by law, to enter into this Agreement and the Brazilian Underwriting Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Shareholders.  No person has any preemptive rights, resale rights, rights of first refusal or other similar rights to purchase any of the Securities being sold by the Selling Shareholders, and the Selling Shareholders have not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except for this Agreement, the Brazilian Underwriting Agreement and the Brazilian Stabilization Agreement.

(w)          Delivery of Securities Free of Liens.  Upon delivery of, and payment for, the Securities to be sold by the Selling Shareholders all right, title and interest in the Securities will be transferred to the purchasers thereof free and clear of all security interests, claims, liens, equities or other encumbrances.

(x)            Sale Not Prompted by Material Non-Public Information.  The Selling Shareholders’ participation in this offering is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

(y)           Representations and Warranties of the Company.  The representations and warranties of the Company contained in SECTION 1 of this Agreement are true and correct, and the Selling Shareholders are familiar with the Registration Statement, the Time of Sale Information and the Prospectus and have no knowledge of any material fact, condition or information not disclosed in the Time of Sale Information and in the Prospectus that has had, or may have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.           Purchase of the ADSs by the International Underwriters.

(a)           Firm ADSs.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) the Company agrees to sell the Primary Firm ADSs to the International Underwriters and (ii) the Selling Shareholders agree to sell the Secondary Firm ADSs to the International Underwriters, and the International Underwriters, severally and not jointly, in each case, agree to purchase from the Company and the Selling Shareholders the number of Firm ADSs opposite to their respective names on SCHEDULE A, at the price per ADS set forth in SCHEDULE B (the “Purchase Price”).

(b)           Option ADSs.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell the Option ADSs to Itaú and Itaú shall have the option to, upon notice to BTG Pactual and Bradesco BBI, purchase at its election, on behalf of the International Underwriters, up to an additional [•] Option ADSs (minus the number of ADSs equivalent to the number of Option Brazilian Shares sold by the Company as a result of the exercise by Banco Itaú, upon notice to Banco BTG Pactual and Bradesco BBI, of its option regarding such Option Brazilian Shares under the Brazilian Underwriting Agreement), at the Purchase Price, less an amount per ADS equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Option ADSs.

The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Firm ADSs upon notice by Itaú to the Company.  Such notice shall set forth the number of Option ADSs as to which the option is being exercised and the time and date of payment and delivery for such Option ADSs.  Any such time and date of delivery shall be determined by Itaú and may be the same date and time as the Closing Date, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined.

(c)           Offering of ADSs.  The Company and the Selling Shareholders understand that the International Underwriters intend to make a public offering of the ADSs and the Brazilian Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the ADSs and Brazilian Shares on the terms set forth in the Prospectus.  The Company and the Selling Shareholders acknowledge and agree that the International Underwriters may offer and sell ADSs and offer Brazilian Shares to or through any of its affiliates.

(d)           Delivery and Payment.  Delivery of the Firm ADSs shall be made at 8:00 A.M. (Eastern Standard Time), on April 18, 2011.  Payment of the Purchase Price for the Firm ADSs shall be made at 11:00 A.M. (Eastern Standard Time), on April 18, 2011 (unless postponed in accordance with the provisions of SECTION 11), or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Selling Shareholders may agree in writing.

In addition, in the event that any or all of the Option ADSs are purchased by Itaú, upon notice to BTG Pactual and Bradesco BBI, on behalf of the International Underwriters, payment of the Purchase Price for, and delivery of certificates for, such Option ADSs shall be made on the date and at the time and place specified by the Representatives in the written notice of Itaú’s election to purchase such Option ADSs.

The time and date of payment for the Firm ADSs is referred to herein as the “Closing Date” and the time and date for payment for the Option ADSs, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to the bank account(s) designated by the Company and the Selling Shareholders.  Payment for the ADSs to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the International Underwriters of the ADRs evidencing the ADSs to be purchased on such date in definitive form registered in such names and in such denominations as the International Underwriters shall request in writing at least one full business day prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable, if any, in connection with the sale of the ADSs duly paid by the Company and the Selling Shareholders.  The ADRs evidencing the ADSs so to be delivered will be made available for inspection and packaging by the International Underwriters at the office of Milbank, Tweed, Hadley & McCloy LLP set forth above not later than 1:00 P.M., Eastern Standard Time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(e)           Denominations; Registration.  Payment for the ADSs to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the International Underwriters of the ADRs evidencing the ADSs to be purchased on such date in definitive form, registered in such names and in such denominations as the International

Underwriters shall request in writing at least one full business day prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable, if any, in connection with the sale of the ADSs duly paid by the Company and the Selling Shareholders.  The ADRs evidencing the ADSs so to be delivered will be made available for inspection and packaging by the International Underwriters at the office of Milbank, Tweed, Hadley & McCloy LLP set forth above not later than 1:00 P.M., Eastern Standard Time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(f)            Reallocation of Securities.  With respect to all or any portion of Firm ADSs, the International Underwriters, for the purpose of effecting reallocations of ADSs and Brazilian Shares, may elect to have such ADSs (in the form of Preferred Shares) delivered to the Brazilian Underwriters.  Notice of such election shall be given by the Representatives on behalf of the International Underwriters to the Company and the Selling Shareholders at least two business days prior to the Closing Date or the Additional Closing Date, as the case may be.  With respect to all or any portion of the Brazilian Shares, the Brazilian Underwriters for purpose of effecting reallocations of ADSs and Brazilian Shares may elect to have such Brazilian Shares (in the form of ADSs) delivered to the International Underwriters.  Notice of such election shall be given by the Brazilian Underwriters to the Company and the Selling Shareholders at least two business days prior to the Closing Date or the Additional Closing Date, as the case may be.

(g)           Satisfaction of Closing Conditions.  Unless waived or otherwise agreed in writing by all parties to this Agreement, the documents to be delivered in satisfaction of the conditions set forth in SECTION 7 of this Agreement shall be delivered before the delivery of any ADSs on the Closing Date and any Additional Closing Date, as applicable, at or prior to 7:00 a.m. (Eastern Standard Time) on such date.  Such documents shall be delivered at the offices of Milbank, Tweed, Hadley & McCloy LLP, or to such other location as the Representatives shall agree.

SECTION 4.           Covenants of the Company and the Selling Shareholders.  The Company and the Selling Shareholders covenant with each International Underwriter as follows:

(a)           Required Filings.  The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports or information statements required to be filed by the Company with the Commission pursuant to, as applicable, Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the ADSs and the Preferred Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the International Underwriters in New York City prior to 10:00 a.m., Eastern Standard Time, on the business day next succeeding the date of this Agreement in such quantities as the International Underwriters may reasonably request.  The Company will cause the registration fees for this offering to be paid within the time period required by Rule 456(b)(1)(i) under the Securities Act prior to the Closing Date.

(b)           Delivery of Copies.  The Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each International Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the International Underwriters may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the ADSs and the Preferred Shares as, in the opinion of counsel for the International Underwriters, a prospectus relating to the ADSs and the Preferred Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales or placements of the ADSs or the Preferred Shares by any International Underwriter or any dealer.

(c)           Amendments or Supplements, Issuer Free Writing Prospectus.  Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company and the Selling Shareholders will furnish to the Representatives and counsel for the International Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives object.

(d)           Notice to the International Underwriters.  The Company and the Selling Shareholders will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement or, during the Prospectus Delivery Period, the ADS Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or, during the Prospectus Delivery Period, the ADS Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or, during the Prospectus Delivery Period, the ADS Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company or the Selling Shareholders of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company or the Selling Shareholders of any notice with respect to any suspension of the qualification of the ADSs or the Preferred Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company and the Selling Shareholders will use their best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the ADSs or the Preferred Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)           Ongoing Compliance.  (i) If during the Prospectus Delivery Period (A) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (B) it is necessary to amend or supplement the Prospectus to comply with law, the Company and the Selling Shareholders will immediately notify the International Underwriters thereof and forthwith prepare and, subject to subsection (c) above, file with the Commission and furnish to the International Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (ii) if at any time prior to the Closing Date (A) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (B) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company and the Selling Shareholders will immediately notify the International Underwriters thereof and forthwith prepare and, subject to subsection (c) above, file with the Commission (to the extent required) and furnish to the International Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f)            Blue Sky Compliance.  The Company and the Selling Shareholders will endeavor to qualify the ADSs and the Preferred Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the ADSs and the Preferred Shares; provided that the Company or the Selling Shareholders shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)           Earnings Statement.  The Company will make generally available to its security holders, including the Depositary and the holders of ADSs, and the International Underwriters as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)           Clear Market.  The Company and the Selling Shareholders will comply with the terms and restrictions under the lock-up agreement executed between each of the Company and the Selling Shareholders and the Representatives on March 22, 2011 (the “Lock-Up Agreement”), which contains substantially the same terms and restrictions as the form included as Exhibit D hereto.

(i)            Stabilization, Compliance with Regulation M.  The Company and the Selling Shareholders will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, except for stabilization activities to be carried out by Itaú in the United States or by Banco Itaú, acting through Itaú Corretora de Valores S.A., in Brazil pursuant to the Stabilization Agreement. The Company and Selling Shareholders will comply in all respects with Regulation M under the Exchange Act with respect to stabilization bids to be carried out in Brazil and in the United States, including, without limitation, the stabilization requirements of Rule 104 of Regulation M.

(j)            Stamp Taxes.  The Company and the Selling Shareholders will indemnify and hold harmless each International Underwriter against any documentary, stamp or similar issue tax, including any interest and penalties on the creation, issue and sale of the Securities.

(k)           Record Retention.  The Company and the Selling Shareholders will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

SECTION 5.           Certain Representations and Agreements of the International Underwriters.  Each International Underwriter hereby represents and agrees, severally and not jointly, with the Company and the Selling Shareholders that:

(a)           It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company or the Selling Shareholders) other than a free writing prospectus that, solely as a result of use by such International Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433 (other than a free writing prospectus permitted under clause (b)).

(b)           It has not and will not, without the prior written consent of the Company and the Selling Shareholders, use any free writing prospectus that contains the final terms of the ADSs or the Brazilian Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that any International Underwriter may use a term sheet substantially in the form of SCHEDULE D hereto without the consent of the Company and the Selling Shareholders.

(c)           It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Shareholders if any such proceeding against it is initiated during the Prospectus Delivery Period).

(d)           Neither such International Underwriter nor any of its affiliates nor any person acting on its or their behalf has taken any action that would permit a public offering of the Securities, or permit the possession or distribution of any Prospectus, or any amendment or supplement thereto, in any country or jurisdiction outside Brazil or the United States where action for that purpose is required in connection with the sale of the Securities.

SECTION 6.           Payment of Expenses.

(a)           Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement, the Time of Sale Information, the Prospectus and the ADS Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the International Underwriters of this Agreement, any agreement among the Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of Underlying Shares to the Depositary or of the of the ADSs to the International Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of Preferred Shares or ADSs, (iv) all expenses and taxes incident to (a) the deposit by the Company and the Selling Shareholders of the Underlying Shares with the Custodian and the issuance and delivery of the ADRs evidencing the ADSs in exchange therefor by the Depositary to the Company and the Selling Shareholders, (b) the sale and delivery of the ADSs by the Company and the Selling Shareholders to or for the account of the International Underwriters and (c) the sale and delivery outside Brazil of the ADSs by the International Underwriters to the initial purchasers thereof in the manner contemplated herein, (v) any Brazilian income tax on capital gains from the sale of the Securities and on the income of any International Underwriter whose net income is subject to tax by Brazil asserted against such International Underwriter by reason of the purchase and sale of any Preferred Shares or ADSs pursuant to this Agreement or the Intersyndicate Agreement, (vi) the fees and disbursements of the Company and the Selling Shareholders’ Brazilian and United States counsel, accountants and other advisors and the fees and disbursements of Brazilian and United States counsel to the International Underwriters, (vii) the qualification of the Securities under securities laws in accordance with the provisions of SECTION 4(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the International Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (viii) the printing and delivery to the International Underwriters of copies of each Preliminary Prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the International Underwriters to investors, (ix) the preparation, printing and delivery to the International Underwriters of copies of the Blue Sky Survey and any supplement thereto, (x) the fees and expenses of any transfer agent, registrar or depositary, including the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the International Underwriters in connection with the initial purchase of the Securities), for the Securities, (xi) the costs and expenses of the Company and the Selling Shareholders relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company, the Selling Shareholders and of any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (xii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the International Underwriters in connection with, the review by the Financial Industry Regulatory Authority (“FINRA”) of the terms of the sale of the ADSs, and (xiii) all costs and expenses incident to maintaining the ADSs listed on the NYSE and other national securities exchanges and other foreign stock exchanges and the registration of the Securities with the CVM.

(b)           Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of SECTION 9 or SECTION 11 hereof, the Company shall reimburse each of the International Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of Brazilian and United States counsel for the International Underwriters.

SECTION 7.           Conditions of International Underwriters’ Obligations.  The obligation of each International Underwriter to purchase the Firm ADSs on the Closing Date or the Option ADSs on the Additional Closing Date, as the case may be as provided herein, is subject to the performance by the Company and the Selling Shareholders of their covenants and other obligations hereunder and under the Brazilian Underwriting Agreement and to the following additional conditions:

(a)           Registration Compliance; No Stop Order.  No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with SECTION 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)           Representations and Warranties.  The representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or Additional Closing Date (as the case may be); and the statements of the Company, the Selling Shareholders and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or Additional Closing Date (as the case may be).

(c)           No Downgrade.  Subsequent to the earlier of (i) the Time of Sale and (ii) the execution and delivery of this Agreement, (A) no downgrading shall have occurred in the rating accorded any rated securities issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (B) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any rated securities issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)           No Material Adverse Change.  No event or condition of a type described in SECTION 1(h) hereof shall have occurred or shall exist, which event or condition is not described in each of the Registration Statement (excluding any amendment or supplement thereto), the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus.

(e)           Officers’ Certificates.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in SECTION 1(b) and SECTION 1(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Additional Closing Date, as the case may be, and (iii) to the effect set forth in subsections (a), (c) and (d) above; (y) certificates of the chief financial officers of each of the Selling Shareholders and one additional senior executive officer of such Selling Shareholder who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations of such Selling Shareholder set forth in SECTION 2(b) and SECTION 2(d) hereof are true and correct, (ii) confirming that the other representations and warranties of such Selling Shareholder in this Agreement are true and correct and that such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Additional Closing Date, as the case may be, and (iii) to the effect set forth in subsections (a), (c) and (d) above; and (z) a certificate of the chief financial officer of the Company containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company as of and for the years ended December 31, 2006 and 2005 contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus.

(f)            Comfort Letters.  On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte Touche Tohmatsu Auditores Independentes shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Representatives as representatives of the International Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company as of and for the years ended December 31, 2010, 2009, 2008 and 2007 contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)           Opinion and 10b-5 Statement of United States Counsel to the Company and the Selling Shareholders — Greenberg Traurig.  The Company and the Selling Shareholders shall have requested and caused Greenberg Traurig LLP, United States counsel to the Company and the Selling Shareholders to furnish to the Representatives its opinion and negative assurance statement, each dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the International Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as United States counsel to the International Underwriters may reasonably request.

(h)           Opinion and 10b-5 Statement of Brazilian Counsel to the Company and the Selling Shareholders — Barbosa, Müssnich e Aragão Advogados.  The Company and the Selling Shareholders shall have requested and caused Barbosa, Müssnich e Aragão Advogados, Brazilian counsel to the Company and the Selling Shareholders, to furnish to the Representatives its opinion and negative assurance statement, each dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the International Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as United States counsel to the International Underwriters may reasonably request.

(i)            Opinion and 10b-5 Statement of United States Counsel to the International Underwriters — Milbank, Tweed, Hadley & McCloy LLP.  The Representatives shall have received from Milbank, Tweed, Hadley & McCloy LLP, United States counsel to the International Underwriters, such opinion and negative assurance statement, each dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the International Underwriters, with respect to the sale of the ADSs, the Registration Statement, Time of Sale Information and the Prospectus (as amended or supplemented at the Closing Date or the Additional Closing Date) and other related matters as the Representatives may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company or the Selling Shareholders and their subsidiaries and certificates of public officials.

(j)            Opinion and 10b-5 Statement of Brazilian Counsel to the International Underwriters — Lefosse Advogados.  The Representatives shall have received from Lefosse Advogados, Brazilian counsel to the International Underwriters, such opinion and negative assurance statement, each dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the International Underwriters, with respect to the sale of the ADSs and Preferred Shares, the Registration Statement, Time of Sale Information and the Prospectus (as amended or supplemented at the Closing Date or the Additional Closing Date) and other related matters as the Representatives may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of Brazil, upon the opinions of counsel satisfactory to the Representatives.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company or the Selling Shareholders and their subsidiaries and certificates of public officials.

(k)           Opinion of Counsel to the Depositary — Emmet, Marvin & Martin LLP.  The Company shall have requested and caused Emmet, Marvin & Martin LLP, United States counsel to the Depositary, to furnish to the Representatives its opinion, dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the International Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as United States counsel to the International Underwriters may reasonably request.

(l)            No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date (as the case may be), prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date (as the case may be), prevent the issuance or sale of the Securities.

(m)          Exchange Listing.  At the Closing Date or the Additional Closing Date, as the case may be, (i) the listing of the ADSs on the NYSE shall be in full force and effect and (ii) the listing of the Preferred Shares on the BM&FBOVESPA’s Nível 1 listing segment shall be in full force and effect.

(n)           No Objection.  FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(o)           Lock-up Agreements.  The “lock-up” agreements, each substantially in either form of Exhibit D hereto, as applicable, and signed by the persons listed on SCHEDULE E hereto, relating to sales and certain other dispositions of preferred shares, without par value, of the Company or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(p)           Additional Documents.  On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the Representatives such further certificates (including incumbency certificates) and documents as the Representatives may reasonably request in connection with this Agreement.

(q)           Closing of the Brazilian Offering.  The closing of the purchase of the Preferred Shares under the Brazilian Underwriting Agreement shall have occurred concurrently with the closing hereunder on the Closing Date.

(r)            Closing of Simultaneous Offerings.  The closing of a simultaneous offering of [•] common shares issued by the Company shall have occurred concurrently with the closing hereunder on the Closing Date.

(s)           Approvals.  The Company shall have received the approvals referred to in SECTION 1(r)(i), (ii) and (iii) hereof and the Selling Shareholders shall have received the approvals referred to in SECTION 2(j)(i), (ii) and (iii) hereof.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the International Underwriters.

SECTION 8.           Indemnification and Contribution.

(a)           Indemnification of the International Underwriters.  The Company and the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each International Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”)), directors and officers and each person, if any, who controls any of the International Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the International Underwriters furnished to the Company in writing by any International Underwriter through the Representatives, expressly for use therein, it being understood and agreed that the only such information furnished by the International Underwriters consists of the information described as such in subsection (b) below, provided, that each of the Selling Shareholders shall not be liable under this SECTION 8(a) to make any indemnification in excess of the total amount received by it pursuant to the sale of Securities by it (after deducting the selling commissions, discounts and fees, but before deducting any expenses or taxes).

(b)           The International Underwriters, severally and not jointly, agree to indemnify and hold harmless the Company and the Selling Shareholders, each of their directors and officers and each person, if any, who controls the Company or the Selling Shareholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in subsection (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the International Underwriters furnished to the Company in writing by any International Underwriter, or through the Representatives, expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by the International Underwriters consist of the following information in the Prospectus:  paragraphs 4, 19, 20, 21, 22 and 23 in the section “Underwriting” of the Prospectus Supplement as filed under Rule 424(b)2 on March 23, 2011 contained in the Registration Statement, provided, that the International Underwriters shall not be liable under this SECTION 8(b) to make any indemnification in excess of the net underwriting discounts and commissions received by such International Underwriter with respect to the offering of the ADSs.

(c)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either subsections (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this SECTION 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this SECTION 8.

(d)           If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this SECTION 8 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for the International Underwriters, its Affiliates, directors and officers and any control persons of any International Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its respective directors and officers and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)           Contribution.  If the indemnification provided for in subsections (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person, on the one hand, and the Indemnified Person, on the other, from the offering of the ADSs or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Indemnifying Person, on the one hand, and the Indemnified Person, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the International Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting taxes and expenses) received by the Company and the Selling Shareholders from the sale of the ADSs and the total net underwriting discounts and commissions (after taxes and expenses) received by the International Underwriters in connection therewith, as provided in this Agreement.  The relative fault of the Company and the Selling Shareholders, on the one hand, and the International Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the International Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)            Limitation on Liability.  The Company, the Selling Shareholders and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this SECTION 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in subsection (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this SECTION 8, in no event shall any International Underwriter be required to contribute any amount in excess of the amount by which the total net underwriting discounts and commissions (after taxes and expenses) received by such International Underwriter with respect to the offering of the ADSs exceeds the amount of any damages that such International Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters’ obligations to contribute pursuant to this SECTION 8 are several in proportion to their respective purchase obligations hereunder and not joint.

(g)           Non-Exclusive Remedies.  The remedies provided for in this SECTION 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

SECTION 9.           Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and on or prior to the Closing Date:

(a)           there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business;

(b)           any stop order is issued by the CVM with respect to this Global Offering or trading in any security issued or guaranteed by the Company has been suspended or materially limited by either the Commission, the CVM, or the New York or São Paulo Stock Exchanges, or if trading generally on either the New York or São Paulo Stock Exchanges has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority;

(c)           any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions or acts of terrorism involving the United States or Brazil or a declaration by the United States or Brazil of a national emergency or war, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the placement or sale of the Securities;

(d)           a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Brazil;

(e)           a banking moratorium has been declared by either United States federal, New York state or Brazilian authorities, or

(f)            there has occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any subsidiary by any “nationally recognized statistical rating organization” as the term is defined in Rule 436(g)(2) under the Securities Act.

SECTION 10.         Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholders and the International Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Shareholders or the International Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholders or the International Underwriters.

SECTION 11.         Defaulting International Underwriter.

(a)           If, on the Closing Date or the Additional Closing Date, as the case may be, any International Underwriter defaults on its obligation to purchase the Firm ADSs that it has agreed to purchase hereunder on such date, the non-defaulting International Underwriters may in their discretion arrange for the purchase of such Firm ADSs by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any International Underwriter, the non-defaulting International Underwriters do not arrange for the purchase of such Firm ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting International Underwriters to purchase such Firm ADSs on such terms.  If other persons become obligated or agree to purchase the Firm ADSs of a defaulting International Underwriter, either the non-defaulting International Underwriters, the Company or the Selling Shareholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company and the Selling Shareholders or counsel for the International Underwriters may be necessary in the Registration Statement, the Time of Sale Information and the Prospectus or in any other document or arrangement, and the Company and the Selling Shareholders agree to promptly prepare any amendment or supplement to the Registration Statement, the Time of Sale Information and the Prospectus that effects any such changes.  As used in this Agreement, the term “International Underwriter” includes, for all purposes of this Agreement, unless the context otherwise requires, any person not listed in SCHEDULE A hereto that, pursuant to this SECTION 11, purchases Firm ADSs that a defaulting International Underwriter agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Firm ADSs of a defaulting International Underwriter or International Underwriters by the non-defaulting International Underwriters, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of Firm ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed 5% of the aggregate number of Firm ADSs to be purchased on such date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting International Underwriter to purchase the number of Firm ADSs that such International Underwriter agreed to purchase hereunder on such date plus such International Underwriter’s pro rata share (based on the number of Firm ADSs that such International Underwriter agreed to purchase on such date) of the Firm ADSs of such defaulting International Underwriter or International Underwriters for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Firm ADSs of a defaulting International Underwriter or International Underwriters by the non-defaulting International Underwriters, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of Firm ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds 5% of the aggregate amount of Firm ADSs to be purchased on such date, or if the Company or the Selling Shareholders shall not exercise the right described in subsection (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the International Underwriters to purchase Firm ADSs on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting International Underwriters.  Any termination of this Agreement pursuant to this SECTION 11 shall be without liability on the part of the Company and the Selling Shareholders, except that (i) the Company will continue to be liable for the payment of expenses as set forth in SECTION 6 hereof and (ii) the provisions of SECTION 8 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting International Underwriter of any liability it may have to the Company, the Selling Shareholders or any non-defaulting International Underwriter for damages caused by its default.

SECTION 12.         Taxes.  The Company and the Selling Shareholders will make all payments under this Agreement without set-off or counterclaim, and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature imposed by Brazil or by any governmental agency or body or other political subdivision or taxing authority thereof or therein (the “Taxing Jurisdiction”) and all interest, penalties or similar liabilities with respect thereto (collectively, “Taxes”), unless the Company or the Selling Shareholders are compelled by law to deduct or withhold such Taxes.  In that event, the Company or the Selling Shareholders shall increase the amount paid so that the full amount of such payment is received by each International Underwriter, except to the extent that such Taxes were imposed due to the failure of such International Underwriter upon the reasonable request of the Company or the Selling Shareholders to provide any form, certificate, document, or other information that would have reduced or eliminated such deduction or withholding of Taxes.

SECTION 13.         Jurisdiction and Process Agent.  The Company and the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company and the Selling Shareholders irrevocably appoint Law Debenture Corporate Services, Inc., located at 400 Madison Avenue, New York, New York, 10017, as their authorized agent in the Borough of Manhattan in the City of New York upon which process may be served in any suit or proceeding, and agree that service of process upon such agent, and written notice of said service to the Company or the Selling Shareholders, by the person serving the same to the address provided in herein, shall be deemed in every respect effective service or process upon the Company or the Selling Shareholders, as applicable, in any suit of proceeding.  Such appointment shall be irrevocable.  The Company and the Selling Shareholders hereby represent and warrant that their authorized agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Selling Shareholders agree to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid.  The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

SECTION 14.         Waiver of Immunities.  To the extent that the Company, the Selling Shareholders or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to the Company or the Selling Shareholders, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of relief in any such legal action, suit or proceeding from set-off or counterclaim, from the jurisdiction of any Brazilian, New York, U.S. federal or other court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceedings for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company or the Selling Shareholders, or any other matter under or arising out of or in connection with this Agreement, the Company and the Selling Shareholders hereby irrevocably and unconditionally waive or will waive such right to the extent permitted by law, and agree not to plead or claim, any such immunity and consents to such relief and enforcement.

SECTION 15.         Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the International Underwriters shall be directed to Itaú, at 767 Fifth Avenue, 50th Floor, New York, NY 10153, attention of Julia Chen, BTG Pactual, care of BTG Pactual US Capital Corp., 601 Lexington Avenue, 57th floor, New York, NY 10022, attention of Jill Wallach, and Bradesco BBI, care of Bradesco Securities Inc., 450 Park Avenue 32nd Floor, New York, NY 10022, attention of Isabela Behar; notices to the Company shall be directed to the Company at Avenida Farrapos 1811, Porto Alegre, RS 90220-005 Brazil, (fax:  (55-51) 3323-2293), attention of the general legal counsel; and notices to the Selling Shareholders shall be directed care of Gerdau S.A. at Avenida Farrapos 1811, Porto Alegre, RS 90220-005 Brazil, (fax:  (55-51) 3323-2293), attention of the general legal counsel.

SECTION 16.         No Advisory or Fiduciary Relationship.  The Company and the Selling Shareholders acknowledge and agree that (i) the purchase and sale of the ADSs pursuant to this Agreement, including the determination of the public offering price of the ADSs and any related discounts and commissions, is an arm’s-length commercial transaction among the Company and the Selling Shareholders, on the one hand, and the several International Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each International Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Selling Shareholders, or its respective shareholders, creditors, employees or any other party, (iii) the International Underwriters have not assumed and will not assume an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether any International Underwriter has advised or is currently advising the Company or the Selling Shareholders on other matters) and the International Underwriters have no obligation to the Company or the Selling Shareholders with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) each International Underwriter and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Shareholders, and (v) the International Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Selling Shareholders have consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 17.         Persons Entitled to Benefit of Agreement.  This Agreement shall each inure to the benefit of and be binding upon the International Underwriters, the Company, the Selling Shareholders and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Underwriters, the Company, the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in SECTION 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  No purchaser of ADSs from the International Underwriters shall be deemed to be a successor by reason merely of such purchase.

SECTION 18.         GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 19.         TIME.  TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT.  EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO EASTERN STANDARD TIME.

SECTION 20.         Judgment Currency.  Each of the Company and the Selling Shareholders agrees to indemnify each International Underwriter, its directors and officers, and each person if any, who controls any International Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each International Underwriter severally agrees to indemnify the Company, the Selling Shareholders, their respective directors and officers, and each person, if any, who controls the Company or the Selling Shareholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss incurred, as incurred, as a result of any judgment being given in connection with this Agreement for which indemnification is provided by such person pursuant to SECTION 8 of this Agreement and any such judgment or order being paid in a currency (the “Judgment Currency”) other than U.S. dollars as a result of any variation as between (i) the spot rate of exchange in New York at which the Judgment Currency would have been convertible into U.S. dollars as of the date such judgment or order is entered, and (ii) the spot rate of exchange at which the Indemnified Party is first able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the Indemnified Party.  If, alternatively, the Indemnified Party receives a profit as a result of such currency conversion it will return any such profits to the Indemnifying Party (after taking into account any taxes or other costs arising in connection with such conversion and repayment).  The foregoing indemnity shall constitute a separate and independent, several and not joint, obligation of the Company, the Selling Shareholders and each International Underwriter, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “spot rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

SECTION 21.         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 22.         Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

SECTION 23.         Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 24.         Certain Defined Terms.  For purposes of this Agreement, (i) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (ii) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (iii) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Underwriters, the Company and the Selling Shareholders in accordance with its terms.

Very truly yours,

GERDAU S.A.

By:
Title:
Name:

By:
Title:
Name:

CONFIRMED AND ACCEPTED,
as of the date first above written:

METALÚRGICA GERDAU S.A.

By:
Title:
Name:

By:
Title:
Name:

CONFIRMED AND ACCEPTED,
as of the date first above written:

GERDAU BG PARTICIPAÇÕES S.A.

By:
Title:
Name:

By:
Title:
Name:

CONFIRMED AND ACCEPTED,
as of the date first above written:

ITAU BBA USA SECURITIES, INC.

By:
Authorized Signatory

STATE OF NEW YORK )
) ss.
COUNTY OF NEW YORK )

On this                  day of                                     , 2011 before me, a notary public within and for said county, personally did appear                                     to me personally known who being duly sworn, did say that he is                                   , the person described in and which executed the foregoing instrument, and acknowledge said instrument to be the free act and deed of said corporation.

Notary Public

CONFIRMED AND ACCEPTED,
as of the date first above written:

BANCO BTG PACTUAL S.A.

By:
Authorized Signatory

CONFIRMED AND ACCEPTED,
as of the date first above written:

BANCO BRADESCO BBI S.A.

By:
Authorized Signatory

Exhibit A

FORM OF OPINION OF COMPANY AND SELLING SHAREHOLDERS’ U.S. COUNSEL TO BE DELIVERED PURSUANT TO SECTION 7(g)

April [•], 2011

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

as representatives of the International Underwriters listed on Schedule I hereto

Re:          Gerdau American Depositary Shares and Preferred Shares

Dear Ladies and Gentlemen,

We have acted as special United States counsel for Gerdau S.A. (“Gerdau” or the “Company”), a corporation organized under the laws of the Federative Republic of Brazil (“Brazil”), Metalúrgica Gerdau S.A. ( “MG”), a corporation organized under the laws of Brazil and Gerdau BG Participações S.A. (together with MG, the “Selling Shareholders”), a corporation organized under the laws of Brazil, in connection with the transactions contemplated by the International Purchase Agreement entered into among the Company, the Selling Shareholders, Itau BBA USA Securities, Inc., Banco BTG Pactual S.A. and Banco Bradesco BBI S.A., as representatives of the International Underwriters, and the other International Underwriters, for whom you are representatives, dated as of April [•], 2011 (the “International Purchase Agreement”).

This opinion is furnished to you pursuant to Section 7(g) of the International Purchase Agreement.  All capitalized terms used and not defined herein have such definitions as are specified in the International Purchase Agreement.

In that connection, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including (i) the International Purchase Agreement, (ii) the Registration Statement on Form F-3 (File No. 333-171483) as filed with the Commission on December 30, 2010 under the Securities Act of 1933, as amended (the “Act”) with respect to the Preferred Shares and the ADSs (the “Registration Statement”), including the Base Prospectus dated December 29, 2010 that comprised part of the Registration Statement at the effective time (the “Base Prospectus”), (iii) the preliminary prospectus supplement dated  March 23, 2011 as filed by the Company with the Commission on March 23, 2011 (the “Preliminary Prospectus Supplement”; the Base Prospectus and the Preliminary Prospectus Supplement being, together, the “Preliminary Prospectus Supplement”) under the Act; (iv) the prospectus supplement dated April [•], 2011 as filed with the Commission on April [•], 2011 (the “Prospectus Supplement”) under Rule 424(b) under the Act; (v) the Brazilian Purchase Agreement; (vi) the Deposit Agreement dated September 18, 1997, as amended and restated on March 8, 1999, and as further amended and restated on December 2, 2008, among the Company, The Bank of New York, as depositary and all owners and beneficial owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”); and (vii) the other Time of Sale Information (as specified in the International Purchase Agreement).  For the purposes of this opinion, the transaction to be completed pursuant to the International Purchase Agreement is referred to as the “Transaction”.

Today we confirmed with the Staff of the Commission that the Registration Statement became effective upon filing and that the F-6 Registration Statement became effective under the Securities Act on May 6, 2003.  In addition, today a member of the Staff of the Commission advised us orally that there was no stop order suspending the effectiveness of the Registration Statement or the F-6 Registration Statement.  To our knowledge, since this last conversation, no stop order suspending the effectiveness of either the Registration Statement or the F-6 Registration Statement has been issued under the Act or proceeding therefor initiated or threatened by the Commission.

In connection with such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as photocopies or facsimiles.  We have assumed that all the representations and warranties as to matters of fact contained in the foregoing documents are accurate.  In addition we have assumed that (i) the Company and the Selling Shareholders are entities duly organized and validly existing under the laws of the jurisdiction of their incorporation, (ii) the Company and the Selling Shareholders have full power to execute, deliver and perform, and have duly executed and delivered the International Purchase Agreement and the Deposit Agreement (except to the extent that such execution and delivery are governed by the laws of the State of New York); (iii) the execution, delivery and performance by the Company and the Selling Shareholders of the International Purchase Agreement and the Deposit Agreement and the consummation of the Transaction have been duly authorized by all necessary action (corporate or otherwise) and do not (a) contravene their estatuto social (by-laws) or other organizational documents; (b) except with respect to Applicable Laws, violate any law, rule or regulation applicable to them; or (c) result in any conflict with or breach of any agreement or document binding on them; and (iv) except with respect to Applicable Laws, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it) any other third party is required for the due execution, delivery or performance by the Company or the Selling Shareholders of the International Purchase Agreement and the Deposit Agreement or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.  We have not independently established the validity of the foregoing assumptions.

As used in this opinion letter, the expression “to our knowledge”, “known by us” or similar language with reference to matters of fact refers to the current knowledge of the attorneys of this firm who have provided substantive attention to legal matters of the Company and the Selling Shareholders.  Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company and the Selling Shareholders or the rendering of the opinions set forth below.

As used herein, “Applicable Laws” means, subject to any express language in a specific opinion indicating that a particular law or laws are the subject of such opinion, those laws, rules and regulations of the State of New York and the United States of America that, in our experience, are normally applicable to transactions of the type contemplated by the International Purchase Agreement and the Deposit Agreement, in each case without our having made any special investigation as to the applicability of any specific law, rule or regulation.  By way of a non-exhaustive list, “Applicable Laws” do not include, and we are expressly not providing any opinion on matters relating to any law, rule or regulation that is applicable to the Company, the Selling Shareholders, the International Underwriters, the International Purchase Agreement, or the Transaction contemplated thereby solely because such law, rule or regulation is part of a regulatory regime applicable to the specific assets or business of any party to the International Purchase Agreement or any of their affiliates, or any consents, authorizations, filings, or orders in connection with the foregoing.

Based on the foregoing and such additional investigations of law as we have deemed appropriate, and subject to the assumptions, qualifications and limitations herein contained, we are of the opinion that:

1.             The International Purchase Agreement has been duly executed and delivered by each of the Company and the Selling Shareholders in accordance with the law of the State of New York.

2.             The Deposit Agreement has been duly executed and delivered by the Company in accordance with the law of the State of New York and, assuming that the Deposit Agreement is the valid and legally binding obligation of the Depositary, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

3.             The issue and sale of the Preferred Shares by the Company, the sale of the Preferred Shares by the Selling Shareholders, the sale of the ADSs by the Company and the Selling Shareholders, the execution, delivery and performance by the Company and the Selling Shareholders of the International Purchase Agreement, the Brazilian Purchase Agreement and the Deposit Agreement, will not violate any Applicable Laws or any rule or regulation that has been issued pursuant to any Applicable Laws or any order known to us issued pursuant to any Applicable Laws by any U.S. federal or New York state court or governmental agency or body having jurisdiction over the Company or the Selling Shareholders or any of their respective subsidiaries or any of their properties.

4.             Under Applicable Laws, no consent, approval, authorization, order, filing, registration or qualification of or with any U.S. federal or New York state governmental agency or body or, to our knowledge, any U.S. federal or New York state court is required for the issue and sale of the Preferred Shares by the Company, the sale of the Preferred Shares by the Selling Shareholders, the sale of the ADSs by the Company and the Selling Shareholders and the compliance by the Company and the Selling Shareholders with all of the provisions of the International Purchase Agreement, the Deposit Agreement and the Brazilian Purchase Agreement, except for the registration under the Securities Act of the ADSs and the portion of the Preferred Shares sold to purchasers in the United States and to U.S. Persons (as defined in Regulation S), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the International Underwriters and the sale of a portion of the Preferred Shares to purchasers in the United States and elsewhere outside of Brazil.

5.             Assuming due authorization, execution, issuance and delivery by the Depositary of ADRs evidencing Offered ADSs against the deposit of Preferred Shares in accordance with the provisions of the Deposit Agreement and payment therefor in accordance with the International Purchase Agreement, such ADRs will be duly and validly issued, and persons in whose names such ADRs are registered will be entitled to the benefits specified therein and in the Deposit Agreement.

6.             Assuming the validity of such action under the laws of Brazil, under the laws of the State of New York relating to the submission to jurisdiction, each of the Company and the Selling Shareholders (a) has, pursuant to Section 13 of the International Purchase Agreement, validly submitted to the jurisdiction of any U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to the International Purchase Agreement and the Deposit Agreement, (b) has, to the extent permitted by applicable law, validly waived any objection to the venue of a proceeding in any such court and (c) has validly appointed the authorized agent named in Section 13 of the International Purchase Agreement for the purposes described therein.

7.             To our knowledge, there are no Applicable Laws or pending or threatened legal or governmental proceedings before any U.S. federal or New York state court or governmental agency or body having jurisdiction over the Company or the Selling Shareholders or any of their respective subsidiaries or any of their properties which are required to be described in the Preliminary Prospectus Supplement or the Prospectus Supplement but are not described as required, or any contracts or documents governed by U.S. federal or New York state law of a character required to be described in the Registration Statement or Preliminary Prospectus Supplement or the Prospectus Supplement or to be filed as exhibits to the Registration Statement or incorporated by reference therein that are not described and filed or incorporated by reference as required.

8.             The Company is not, and upon the use of the proceeds of the offering of the ADSs and the Preferred Shares solely in the manner set forth in the Preliminary Prospectus Supplement or the Prospectus Supplement under the caption “Use of Proceeds” will not be, an “investment company” within the meaning of and subject to regulation under the U.S. Investment Company Act of 1940, as amended.

9.             The statements made in the Registration Statement, Preliminary Prospectus Supplement or the Prospectus Supplement under the caption “Description of American Depositary Shares”, insofar as they purport to constitute summaries of certain terms of the ADSs and the Deposit Agreement, constitute accurate summaries of such terms of the ADSs and the Deposit Agreement in all material respects.

10.           The statements made in the Preliminary Prospectus Supplement or the Prospectus Supplement under the caption “Taxation—U.S. Federal Income Tax Considerations”, insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, and subject to the qualifications, conditions and assumptions referred to therein, constitute accurate summaries of the matters described therein in all material respects.

Our opinion is subject to the following qualifications.  The opinions expressed herein are limited to questions arising under the laws of the State of New York and the Federal law of the United States.  We do not purport to be experts on the law of Brazil and, to the extent such laws may be relevant to this opinion, we have, with your permission but without having made any independent investigation with respect thereto, assumed the correctness of, and relied upon, the legal opinion of Barbosa, Müssnich e Aragão Advogados delivered to you today.

We are furnishing this opinion to you, at the request of the Company and the Selling Shareholders, solely for your benefit.  We are opining as to the matters herein only as of the date hereof and, while each International Underwriter is authorized to deliver copies of this opinion to any governmental authority to the extent necessary to comply with any regulations, we disclaim any obligation on our part to update such opinion.  This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

Schedule I

Itau BBA USA Securities, Inc.

Banco BTG Pactual S.A.

Banco Bradesco BBI S.A.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

Santander Investment Securities Inc.

BNP Paribas Securities Corp.

Morgan Stanley & Co. Incorporated

Credit Agricole Securities (USA) Inc.

Schedule II

[TO BE DETERMINED]

FORM OF NEGATIVE ASSURANCE OF COMPANY AND SELLING SHAREHOLDERS’ U.S. COUNSEL TO BE DELIVERED PURSUANT TO SECTION 7(g)

April [•], 2011

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

as representatives of the International Underwriters listed on Schedule I hereto

Re:          Gerdau American Depositary Shares and Preferred Shares

Dear Ladies and Gentlemen,

We have acted as special United States counsel for Gerdau S.A. (“Gerdau” or the “Company”), a corporation organized under the laws of the Federative Republic of Brazil (“Brazil”), Metalúrgica Gerdau S.A. (“MG”), a corporation organized under the laws of Brazil and Gerdau BG Participações S.A. (together with MG, the “Selling Shareholders”), a corporation organized under the laws of Brazil, in connection with the transactions contemplated by the International Purchase Agreement entered into among the Company, the Selling Shareholders, Itau BBA USA Securities, Inc., Banco BTG Pactual S.A. and Banco Bradesco BBI S.A., as representatives of the International Underwriters, and the other International Underwriters, for whom you are representatives, dated as of April [•], 2011 (the “International Purchase Agreement”).

This letter is furnished to you pursuant to Section 7(g) of the International Purchase Agreement.  All capitalized terms used and not defined herein have such definitions as are specified in the International Purchase Agreement.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information and because many determinations involved in the preparation of the registration statement on Form F-3 (the “Registration Statement”), filed with the Commission on December 30, 2010, the preliminary prospectus supplement dated March 23, 2011, as supplemented and amended by the Time of Sale Information as defined in the International Purchase Agreement (the “Disclosure Package”) and the prospectus supplement dated April [•], 2011 (the “Prospectus Supplement”) relating to the Preferred Shares and the ADSs are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion letter to you of even date herewith, except as expressly set forth in paragraphs 9 and 10 of our opinion to you of even date herewith, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Disclosure Package or the Prospectus Supplement and we make no representations that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid).

However, in the course of acting as special United States counsel to the Company and the Selling Shareholders in connection with the preparation of the Disclosure Package and the Prospectus Supplement, we have generally reviewed and discussed with representatives and with certain officers and employees of, and counsel and independent accountants for, the Company, and with your representatives and representatives of your counsel, the information furnished with respect to the Disclosure Package and the Prospectus Supplement.  On the basis of such review and discussion, subject to the limitations set forth in the immediately preceding paragraph, we advise you that nothing has come to our attention that would lead us to believe that:

(i) the Registration Statement, as of its effective date, including the documents incorporated by reference therein, but not including the Exhibits to the Company’s Form 6-K dated March 23, 2011, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein not misleading;

(ii) the Disclosure Package, as of the Time of Sale, including the documents incorporated by reference therein, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii) the Prospectus Supplement or any amendment or supplement thereto, as of its date and the date hereof, in each case including the documents incorporated by reference therein, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided that we do not express any belief as to the financial statements and other financial data contained in, or incorporated by reference in, the Registration Statement, the Disclosure Package and the Prospectus Supplement.

In addition, based upon our review of the Registration Statement, the Disclosure Package and the Prospectus Supplement and subject to the limitations set forth in the immediately preceding paragraphs, our participation in the conferences referred to herein, our review of the corporate and other records and documents as described herein, as well as our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that each of the Registration Statement, as of the date it first became effective under the Securities Act, the Disclosure Package and the Prospectus Supplement, as of April [•], 2011, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no view with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Disclosure Package or the Prospectus Supplement.

In rendering the views expressed herein, we have assumed, without independent investigation, the correctness of, and take no responsibility for, the opinions dated the date hereof of Barbosa, Müssnich e Aragão Advogados, Brazilian counsel for the Company the Selling Shareholders, delivered to you pursuant to Section 7(h) of the International Purchase Agreement, as to all matters of law covered therein relating to the laws of Brazil.

This letter is furnished to the International Underwriters for their benefit in connection with their purchase of the Preferred Shares and the ADSs and may not be relied upon by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose.  We assume no obligation to advise you or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the view expressed herein.

Very truly yours,

Schedule I

Itau BBA USA Securities, Inc.

Banco BTG Pactual S.A.

Banco Bradesco BBI S.A.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

Santander Investment Securities Inc.

BNP Paribas Securities Corp.

Morgan Stanley & Co. Incorporated

Credit Agricole Securities (USA) Inc.

Exhibit B

FORM OF OPINION OF BRAZILIAN COUNSEL FOR THE COMPANY AND THE SELLING SHAREHOLDERS TO BE DELIVERED PURSUANT TO SECTION 7(h)

São Paulo, [•], 2011

To:

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

as representatives of the International Underwriters named in Schedule A to the International Purchase Agreement, defined herein.

Banco Itaú BBA S.A.
Avenida Brigadeiro Faria Lima, 3.400, 4º andar
São Paulo, SP, Brasil
Attention:  [•]

Banco BTG Pactual S.A.
Avenida Brigadeiro Faria Lima, 3.729, 9º andar
São Paulo, SP, Brasil
Attention:  [•]

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil
Attention:  [•]

Ladies and Gentlemen:

We have acted as Brazilian counsel for Gerdau S.A. (“Gerdau” or the “Company”), a corporation organized under the laws of the Federative Republic of Brazil (“Brazil”), Metalúrgica Gerdau S.A. ( “MG”), a corporation organized under the laws of Brazil and Gerdau BG Participações S.A. (together with MG the “Selling Shareholders”), a corporation organized under the laws of Brazil, in connection with the offer and sale outside Brazil of (i) an aggregate of [•] preferred shares (“Preferred Shares”), including Preferred Shares in the form of American Depositary Shares (“ADSs”), each ADS representing one Preferred Share of the Company (“Initial Underlying Shares”) (“Initial ADSs”), deposited with Bank of New York

(“Depositary”), pursuant to the Deposit Agreement as amended and restated as of December 2, 2008 (the “Deposit Agreement”) among the Company, the Depositary and all registered holders and beneficial owners from time to time of the American Depositary Receipts (“ADRs”) issued thereunder, and (ii) an aggregate of up to [•] additional Preferred Shares, including Preferred Shares in the form of ADSs, each ADS representing one Preferred Share of the Company (“Additional Underlying Shares” and, together with the Initial Underlying Shares, “Underlying Shares”) for the sole purpose of covering over-allotments outside Brazil (“Additional ADSs” and, together with the Initial ADSs, “ADSs”), all pursuant to an International Purchase Agreement (“International Underwriting Agreement”) dated as of [•], 2011, entered into by and between the Company, the Selling Shareholders, Itau BBA USA Securities, Inc., Banco BTG Pactual S.A. and Banco Bradesco BBI S.A., as representatives of the other International Underwriters named in Schedule A to the International Underwriting Agreement (“International Underwriters”).

We have also acted as Brazilian counsel for the Company in connection with the concurrent offer and sale in Brazil of (i) an aggregate of [•] Preferred Shares of the Company (“Initial Brazilian Underlying Shares”), and (ii) an aggregate of up to [•] additional Preferred Shares (“Additional Brazilian Underlying Shares” and, together with the Initial Brazilian Underlying Shares, “Brazilian Underlying Shares”), all pursuant to a Brazilian Underwriting Agreement (“Brazilian Underwriting Agreement”) dated as of [•], 2011, entered into by and between the Company, the Selling Shareholders, Banco Itaú BBA S.A., Banco BTG Pactual S.A. and Banco Bradesco BBI S.A. (“Brazilian Underwriters”).

Furthermore, the Company, the Selling Shareholders, their controlling shareholders and each member of the board of directors and board of executive officers of the Company have entered into international lock-up agreements with the International Underwriters, dated as of [•], 2011 (“Lock-Up Agreements”), providing for the non-disposition of Shares for 90 days after the date of the International Underwriting Agreement.

The Underlying Shares, the Brazilian Underlying Shares and the ADSs are collectively referred to herein as the “Securities”.  The International Underwriters and the Brazilian Underwriters are collectively referred to herein as the “Underwriters.”  The Brazilian Underwriting Agreement and the International Underwriting Agreement are collectively referred to herein as the “Underwriting Agreements.”

This letter is furnished pursuant to Section 7(h) of the International Underwriting Agreement and Section [•] of the Brazilian Underwriting Agreement.

Unless otherwise defined herein, capitalized terms and expressions used herein shall have the same respective meanings assigned to them in the International Underwriting Agreement.

For the purpose of furnishing this letter, we have examined and/or relied upon copies of the following documents:

a.               a copy of the Registration Statement on Form F-3 (File no. 333-171483), including the documents incorporated by reference therein (the “Registration Statement”);

b.              a copy of the Time of Sale Information (as defined in the International Underwriting Agreement);

c.               a copy of the Prospectus dated [•], 2011, relating to the offer of the ADSs (the “International Prospectus”);

d.              a copy of the Brazilian prospectuses dated [•] and [•], 2011, relating to the offer of the Underlying Shares (the “Brazilian Prospectuses” and, together with the International Prospectus, the “Prospectuses”);

e.               an executed copy of the Underwriting Agreements (together with the Lock-up Agreements and the Deposit Agreement, the “Transaction Documents”);

f.                 an executed copy of the Deposit Agreement;

g.              a copy of the Company’s by-laws; and

h.              executed copies of the Lock-Up Agreements; and

i.                  originals, photostatic copies or copies authenticated to our satisfaction of such documents, agreements and instruments and such matters of law as we have deemed necessary or appropriate in connection with the opinions hereinafter expressed.

We have not made any investigation of the laws of any jurisdiction outside the Federative Republic of Brazil (“Brazil”) and this letter is furnished solely in respect of the matters of laws of Brazil as at the date hereof and not in respect of any other law.  In particular we have made no independent investigation of the laws of the State of New York and we do not express or imply any opinion on such laws.

In our examination and in rendering the opinions expressed below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies, the due authority of the parties thereto and the validity and enforceability of such documents executed under the law of any jurisdiction other than Brazil.  In addition, we have assumed (i) the due authorization, execution and delivery of the Transaction Documents by each of the parties thereto (other than the Company and the Selling Shareholders), (ii) that the performance thereof is within the capacity and powers of each of the parties (other than the Company and the Selling Shareholders), (iii) the validity and enforceability of the Transaction Documents under the laws to which such Transaction Documents are expressed to be governed (other than the laws of Brazil) and, insofar as any obligation expressed to be incurred under any of the Transaction Documents is to be performed in or is otherwise subject to the laws of any jurisdiction (other than Brazil), the legality of such performance under the laws of such jurisdiction, (iv) that each of the parties to the Transaction Documents (other than the Company and the Selling Shareholders) has been duly organized and established and is validly existing under the laws of the jurisdiction of its incorporation at the date of execution of the relevant Transaction Documents, (v) that each of the parties to the Transaction Documents (other than the Company and the Selling Shareholders) has all necessary regulatory and other approvals, exemptions, licenses and authorizations to perform its obligations under each of the Transaction Documents to which it is a party, and (vi) that there are no other documents, agreements or other arrangements involving any of the parties to the Transaction Documents that may in any way affect the opinions expressed herein.  As to matters of fact, we have relied upon the representations and warranties made in the Underwriting Agreements by the Company and the Selling Shareholders, and/or certificates, documents and written information provided by officers of the Company or the Selling Shareholders.

Based on the above assumptions and subject to the qualifications set out below, we are of the opinion that:

(i)            Each of the Company and the Selling Shareholders has been duly incorporated and is validly existing as a sociedade anônima (corporation), under the laws of Brazil, with full power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectuses, and the Company and the Selling Shareholders are duly qualified to do business in each Brazilian jurisdiction in which their ownership or lease of property or the conduct of their business requires such qualification;

(ii)           all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(iii)          the Securities to be sold by the Company and the Selling Shareholders pursuant to the Underwriting Agreements have been duly authorized and, when issued, paid for and delivered in accordance with the terms of the Underwriting Agreements, will be validly issued, fully paid and non-assessable and will be free and clear of all security interests, mortgages, pledges, liens or encumbrances;

(iv)          to our knowledge, except as set forth in the Registration Statement, the Prospectuses or the Time of Sale Information, there are no outstanding warrants or options issued by the Company or any of its Brazilian subsidiaries to purchase any shares of the capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, and, except as set forth in the Registration Statement, the Prospectuses or the Time of Sale Information, there are no preemptive or other rights to subscribe for or to purchase from the Company or any of its Brazilian subsidiaries, and no restrictions upon the voting or transfer of, any shares of capital stock of the Company (including, without limitation, the Securities) pursuant to the Company’s by-laws, any Brazilian law or any rule, regulation or order of any Brazilian governmental agency or body or court, or any agreement or other instrument to which the Company, the Selling Shareholders or any of their respective Brazilian subsidiaries is a party or by which it is bound;

(v)           the Company and the Selling Shareholders have corporate power and authority to enter into and perform their obligations under the Transaction Documents; the Transaction Documents have been duly authorized, executed and delivered by the Company and the Selling Shareholders and, assuming due authorization, execution and delivery of the Transaction Documents by the other parties hereto and thereto, each of the Transaction Documents constitute valid and binding obligations of the Company and the Selling Shareholders enforceable against the Company and the Selling Shareholders in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vi)          the Initial Underlying Shares and the Initial Brazilian Underlying Shares delivered on the Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid (except newly issued Securities of the Company that will only become fully paid upon the consummation of all the transactions contemplated by the Underwriting Agreements) and non-assessable and conform to the description thereof contained in the Registration Statement, the Prospectuses or the Time of Sale Information; and the shareholders of the Company have no preemptive rights with respect to the Initial Underlying Shares and the Initial Brazilian Underlying Shares;

(vii)         no consent, approval, authorization or order of, or filing with, any Brazilian governmental agency or regulatory body or court is required for the consummation of the transactions contemplated by the Underwriting Agreements and the Deposit Agreement in connection with the issuance of the Initial Underlying Shares and the Initial Brazilian Underlying Shares by the Company or the sale of Initial Underlying Shares by the Selling Shareholders, except (a) such as may be required by the securities or Blue Sky laws of the States of the United States or securities laws of other jurisdictions in connection with the placement, offer and sale of the Securities, (b) such as may be required from the Central Bank of Brazil (“Central Bank”) and the Comissão de Valores Mobiliários (“CVM”) relating to the Deposit Agreement, (c) from the CVM relating to the offering of the Shares as provided for in the Brazilian Underwriting Agreement (“Brazilian Offering”), and (d) from the Central Bank and the CVM relating to the payment of the fees, commissions and expenses contemplated by the International Underwriting Agreement and the Deposit Agreement under Annex V of the Conselho Monetário Nacional (“CMN”), all of which have been obtained (except for those described in clause (a) and in clause (d), specifically with respect to any payment outside Brazil pursuant to the Underwriting Agreement);

(viii)        the execution, delivery and performance of the Underwriting Agreements and the Deposit Agreement and the issuance and sale of the Initial Underlying Shares and the Initial Brazilian Underlying Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any Brazilian statute, any rule, regulation or order of any Brazilian governmental agency or body or any court having jurisdiction over the Company, the Selling Shareholders or any Brazilian subsidiary of the Company or the Selling Shareholders or any of their respective properties, (b) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is governed by the laws of Brazil or (c) the by-laws or equivalent constitutive documents of the Company or the Selling Shareholders or any of their respective Brazilian subsidiaries, it being understood that we may rely upon certificates of officers of the Company and the Selling Shareholders in assessing compliance with financial covenants under agreements to which the Company, the Selling Shareholders and their respective Brazilian Subsidiaries are a party.  The Company the Selling Shareholders have full power and authority to issue and sell the Initial Underlying Shares as contemplated by the Underwriting Agreements;

(ix)           we have no reason to believe that the indemnification provisions of the Underwriting Agreements and the Deposit Agreement contravene Brazilian law or public policy;

(x)            the Registration Statement, the Prospectuses or the Time of Sale Information have been duly authorized by the Company and the Selling Shareholders;

(xi)           no approvals are currently required in Brazil in order for the Company to pay dividends, interest attributable to shareholders’ equity or other distributions declared by the Company to the holders of shares of its preferred and common stock, including the Depositary, and, except as disclosed in the Registration Statement, the Prospectuses or the Time of Sale Information, under current laws and regulations of Brazil and any political subdivision thereof, any amounts payable with respect to the ADSs upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the ADSs may be paid by the Company to the Depositary in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, as long as the investment in respect of the ADSs is registered with the Central Bank.  Except as set forth in the Registration Statement, the Prospectuses or the Time of Sale Information, no such payments made to holders thereof or therein who are non-residents of Brazil will be subject to income, withholding or other taxes under laws and regulations of Brazil or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein, as long as the investment in respect of the ADSs is registered with the Central Bank;

(xii)          no stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, are payable in Brazil on or in connection with the issuance and sale of the Initial Underlying Shares by the Company and the Selling Shareholders and the Initial ADSs pursuant to the Deposit Agreement or the execution and delivery of the Underwriting Agreements and the Deposit Agreement;

(xiii)         the choice of laws of the State of New York as the governing law of the International Underwriting Agreement and the Deposit Agreement is a valid choice of law under the laws of Brazil, and the Brazilian courts should recognize the choice of New York state law as the governing law of the International Underwriting Agreement and the Deposit Agreement;

(xiv)        the Company and the Selling Shareholders have the power to designate, and have appointed and empowered an agent as its agent for service of process (“Authorized Agent”) in any suit or proceeding based on or arising under the International Underwriting Agreement in any New York court;

(xv)         any judgment obtained in a U.S. federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company or the Selling Shareholders under the International Underwriting Agreement or the Deposit Agreement or the transactions contemplated thereby will be enforced against the Company and the Selling Shareholders and will be recognized in Brazil without reconsideration of the merits, upon confirmation of that judgment by the Brazilian Superior Court of Justice;

(xvi)        the submission by the Company and the Selling Shareholders to the jurisdiction of the U.S. federal or state courts sitting in New York City set forth in the International

Underwriting Agreement and the Deposit Agreement constitute valid and legally binding obligations of the Company and the Selling Shareholders, and service of process effected in the manner set forth in the International Underwriting Agreement and the Deposit Agreement, assuming validity under the laws of the State of New York, will be effective, insofar as Brazilian law is concerned, to confer valid personal jurisdiction over the Company and the Selling Shareholders;

(xvii)       the International Underwriting Agreement and the Deposit Agreement are in proper legal form for enforcement against the Company and the Selling Shareholders in Brazil; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the International Underwriting Agreement and the Deposit Agreement and any other document to be furnished hereunder and thereunder in Brazil that any of them be filed or recorded or enrolled with any court or other authority in Brazil or that any stamp, issue, registration, documentary or other similar taxes or duties be paid in Brazil, other than court costs, including filing fees and deposits to guarantee judgment required by Brazilian law and regulations.  The International Underwriters, in respect of the International Underwriting Agreement, and the Depositary and any holder of ADSs, in respect of the Deposit Agreement, are entitled to sue as plaintiffs in the Brazilian courts for the enforcement of their respective rights against the Company and the Selling Shareholders;

(xviii)      it is not necessary under the laws of Brazil that any holder of Securities or the International Underwriters or the Depositary should be licensed, qualified or entitled to carry on business in Brazil (a) to enable any of them to enforce their respective rights under the International Underwriting Agreement or the Deposit Agreement or any other document to be delivered in connection herewith or therewith or (b) solely by reason of the execution, delivery or performance of any such document;

(xix)         the holders of the Securities will not be deemed resident, domiciled, carrying on business or subject to taxation in Brazil solely by the execution, delivery, performance or enforcement of the International Underwriting Agreement or the Deposit Agreement or by virtue of the ownership or transfer of the Securities or the receipt of payment for dividends thereon, assuming that none of such persons is a resident of Brazil or has a permanently established or fixed base in Brazil;

(xx)          the Company and the Selling Shareholders are subject to civil, commercial and procedural law and to suit in respect of their obligations under the Underwriting Agreements; each of the Company, the Selling Shareholders and their respective Brazilian subsidiaries and any of their properties or assets does not have any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Brazil;

(xxi)         except as disclosed in the Registration Statement, the Prospectuses or the Time of Sale Information, to our knowledge, there is no legal or governmental action, suit or proceeding pending against or affecting the Company or the Selling Shareholders, any of their respective Brazilian subsidiaries or any of their respective properties or assets that, if determined adversely to the Company, the Selling Shareholders or any such Brazilian subsidiary, would reasonably be expected to have a Material Adverse Effect, or could reasonably be expected materially and adversely to affect the ability of the Company, the Selling Shareholders or such Brazilian subsidiary to perform their obligations under the International Underwriting Agreement, the Brazilian Underwriting Agreement and the Deposit Agreement or which are otherwise material in the context of the issuance and sale of the Securities; and, to our knowledge, no such actions, suits or proceedings are threatened;

(xxii)        to our knowledge, except as disclosed in the Registration Statement, the Prospectuses or the Time of Sale Information, the Company, the Selling Shareholders and each of their Brazilian subsidiaries have good and marketable title to all material Brazilian real property and good and marketable title to all material Brazilian personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except as set forth in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Selling Shareholders and their respective Brazilian subsidiaries; and all material real and personal property and buildings held under lease by the Company, the Selling Shareholders and their respective Brazilian subsidiaries in Brazil are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, the Selling Shareholders and their respective Brazilian subsidiaries;

(xxiii)       to our knowledge, the Company, the Selling Shareholders and their respective Brazilian subsidiaries possess adequate licenses, certificates, authorizations and permits issued by appropriate Brazilian governmental agencies or bodies necessary to the conduct of the business now operated by them, except to the extent that the failure to possess such licenses, certificates, authorizations and permits would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit that, if determined adversely to the Company, the Selling Shareholders or any of their subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(xxiv)       to our knowledge, neither the Company, the Selling Shareholders nor any of their respective Brazilian subsidiaries (a) is in violation of its by-laws or equivalent constitutive documents, (b) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument governed by the laws of Brazil to which it is a party or by which it is bound or to which any of its property or assets is subject or (c) is in violation of any Brazilian statute, any rule, regulation or order of any Brazilian governmental agency or body or any court having jurisdiction over the Company, the Selling Shareholders or any Brazilian subsidiary of the Company or the Selling Shareholders or any of their properties, except, in the case of clause (c), for such violations which would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect;

(xxv)        except as described in the Registration Statement, the Prospectuses or the Time of Sale Information, to our knowledge, there are no material off-balance sheet transactions, as well as transactions, contracts, licenses, agreements, leases or documents involving the Company and/or the Selling Shareholders and/or their respective Brazilian subsidiaries and/or their related parties;

(xxvi)       to our knowledge, there are no contracts, agreements or understandings that are governed by the laws of Brazil, between the Company or the Selling Shareholders and any person granting such person the right to require the Company to file a registration statement under the Act or with the CVM with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act or with the CVM;

(xxvii)      the statements in the Registration Statement, the Prospectuses or the Time of Sale Information under the captions “Risk Factors,” “Government Regulation and Other Legal Matters,” “Description of Our Capital Stock,” “Dividends and Dividend Policy”, “Management”, and “Enforceability of Civil Liabilities”, insofar as such statements constitute a description of the Shares and other capital stock of the Company, the by-laws of the Company or matters of the laws of Brazil and regulation or legal conclusions with respect thereto or the provisions of documents therein described governed by or issued pursuant to Brazilian law, have been reviewed by us and constitute accurate summaries of the matters described therein in all material respects;

(xxviii)     the statements in the Registration Statement, the Prospectus or the Time of Sale Information set forth under the caption “Taxation — Material Brazilian Tax Considerations”, insofar as such statements purport to summarize Brazilian tax laws and regulations, constitute accurate summaries of the matters described therein in all material respects;

(xxix)       neither the Company, the Selling Shareholders nor any of their respective Brazilian subsidiaries is the object of any ongoing bankruptcy, insolvency, liquidation, reorganization, recuperação judicial or recuperação extrajudicial or other related insolvency proceeding in any court of any jurisdiction in which their ownership, lease or operation of property or the conduct of its business are located, nor have they petitioned or sought consent for a plan of reorganization, receivership, liquidation, recuperação judicial or recuperação extrajudicial; and

(xxx)        we do not know of any legal or governmental proceedings required to be described in the Registration Statement, the Prospectuses or the Time of Sale Information which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement, the Prospectuses or the Time of Sale Information or to be filed as exhibits to the Registration Statement which are not described and filed as required.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Time of Sale Information or any amendments or supplements to them (including any of the documents incorporated by reference in them), except to the extent set forth in paragraphs (xxvii) and (xxviii) above.

In rendering our opinion as to the matters of fact, we rely on certificates of responsible officers of the Company, the Selling Shareholders and their respective Brazilian subsidiaries and on representations made by the Company and the Selling Shareholders, as well as certificates of public officials.

The opinions set forth in the paragraphs above are further subject to the following qualifications:

(1)           any judgment against the Company or the Selling Shareholders in any of the foreign courts mentioned in the International Underwriting Agreement and the Deposit Agreement will be enforceable in the courts of Brazil if previously confirmed by the Brazilian Superior Court of Justice, such confirmation only occurring if such judgment:

(i)                                     fulfills all formalities required for its enforceability under the laws of the country wherein it was issued;

(ii)                                  is issued by a competent court after service of process on the Company or the Selling Shareholders;

(iii)                               is not subject to appeal;

(iv)                              is authenticated by a Brazilian Consulate located in the jurisdiction wherein it is issued; and

(v)                                 is not contrary to good morals, Brazilian national sovereignty or public policy (as provided in Article 17 of the law of Introduction to the Brazilian Civil Code).

(2)           in the event that any suit is brought against the Company or the Selling Shareholders in Brazil, (a) certain court costs and deposits to guarantee judgment may be due from the plaintiff, and (b) for the purposes of a bankruptcy request, the defendant may be entitled to damages if such request is found to be made in bad faith (má-fé);

(3)           enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, judicial and out-of-court reorganization proceedings, moratorium, liquidation and other laws of general application relating to or affecting the rights of creditors; (b) possible unavailability of specific performance, summary proceeding (processo executivo) or injunctive relief; and (c) concepts of materiality, reasonableness, good faith and fair dealing, such as contractual conditions providing that a certain act or fact shall be determined solely by one party (condição potestativa).  Enforcement of indemnification and contribution provisions may be limited by considerations of public policy;

(4)           in order to ensure the legality, validity, enforceability or admissibility in evidence of the International Underwriting Agreement and the Deposit Agreement before the public agencies and courts in Brazil, (a) the signatures of the parties to the International Underwriting Agreement and the Deposit Agreement, if not signed in Brazil, should be notarized by a notary public licensed to act as such under the laws of the place of signing and the signature of such notary public should be authenticated by a consular official of Brazil having jurisdiction over the place of signing; (b) the International Underwriting Agreement and the Deposit Agreement and such related documents in any foreign language should be translated into the Portuguese language by a sworn translator; and (c) and each of the International Underwriting Agreement and the Deposit Agreement and such related documents (together with the respective sworn translation) should be registered with the appropriate Registry of Deeds and Documents having jurisdiction over the place where the head office of the Company and the Selling Shareholders is located, which registration can be made at any time before judicial enforcement in Brazil;

(5)           any provisions of the International Underwriting Agreement and the Deposit Agreement providing that any specification or determination will be conclusive and binding will not be conclusive and binding if such specification or determination is fraudulent and will not necessarily prevent judicial inquiry into the merits of any claim by an aggrieved party;

(6)           we express no opinion as to the enforceability of Section 7(d) of the International Underwriting Agreement and Section [•] of the Deposit Agreement providing for contribution by the parties to certain costs and expenses incurred by other parties to such agreement;

(7)           we express no opinion as to the validity or enforceability of contractual provisions exculpating or exempting a party from, or requiring indemnification of a party for, its own action or inaction, to the extent such action or inaction involves gross negligence or willful or unlawful conduct (culpa or dolo);

(8)           any judgment obtained against the Company or the Selling Shareholders in the courts of Brazil in respect of any sum payable by it under the International Underwriting Agreement will be expressed in the Brazilian currency equivalent to the U.S. amount awarded.  Accordingly, in case of bankruptcy, all credits denominated in foreign currency shall be converted into Brazilian currency at the prevailing rate on the date of declaration of bankruptcy by the judge.  In any case, further authorization by the Central Bank shall be required for the conversion of such Brazilian currency-denominated amount into foreign currency and for its remittance abroad;

(9)           in the case any suit is brought against the Company or the Selling Shareholders, service of process upon the Company or the Selling Shareholders, if made in Brazil, must be effected in accordance with Brazilian law; and

(10)         notwithstanding the International Underwriting Agreement and the Deposit Agreement being governed by the law of the State of New York, such law will only be recognized and enforced in Brazil if not against Brazilian national sovereignty, public policy or morality (as provided in Article 17 of the Law of Introduction to the Brazilian Civil Code).

We are members of the bar of Brazil and the opinions expressed herein are limited to the laws of Brazil as in force on the date hereof.  We have not undertaken to advise you of any subsequent changes in the law or of any facts that hereafter may come to our attention.  The phrase “to our knowledge” and similar expressions as used herein refer to the actual knowledge of the individual lawyers in the firm who have participated directly and substantially in the specific transaction to which this opinion relates.

This opinion is being furnished by us, as Brazilian counsel to the Company and the Selling Shareholders, solely for your benefit in connection with the offering of Shares pursuant to the Underwriting Agreements, and is not to be used, circulated, quoted, relied upon or otherwise referred to for any purpose or by any other person.  We assume no obligation to advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the views expressed herein.

Very truly yours,

Barbosa, Müssnich e Aragão Advogados

FORM OF NEGATIVE ASSURANCE OF BRAZILIAN COUNSEL FOR THE COMPANY AND THE SELLING SHAREHOLDERS TO BE DELIVERED PURSUANT TO SECTION 7(h)

São Paulo, [•], 2011

To:

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

as representatives of the International Underwriters named in Schedule A to the International Purchase Agreement, defined herein.

Banco Itaú BBA S.A.
Avenida Brigadeiro Faria Lima, 3.400, 4º andar
São Paulo, SP, Brasil
Attention:  [•]

Banco BTG Pactual S.A.
Avenida Brigadeiro Faria Lima, 3.729, 9º andar
São Paulo, SP, Brasil
Attention:  [•]

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil
Attention:  [•]

Ladies and Gentlemen:

We have acted as Brazilian counsel for Gerdau S.A. (“Gerdau” or the “Company”), a corporation organized under the laws of the Federative Republic of Brazil (“Brazil”), Metalúrgica Gerdau S.A. ( “MG”), a corporation organized under the laws of Brazil and Gerdau BG Participações S.A. (together with MG the “Selling Shareholders”), a corporation organized under the laws of Brazil, in connection with the offer and sale outside Brazil of (i) an aggregate of [•] preferred shares (“Preferred Shares”), including Preferred Shares in the form of American

Depositary Shares (“ADSs”), each ADS representing one Preferred Share of the Company (“Initial Underlying Shares”) (“Initial ADSs”), deposited with Bank of New York (“Depositary”), pursuant to the Deposit Agreement as amended and restated as of December 2, 2008 (the “Deposit Agreement”) among the Company, the Depositary and all registered holders and beneficial owners from time to time of the American Depositary Receipts (“ADRs”) issued thereunder, and (ii) an aggregate of up to [•] additional Preferred Shares, including Preferred Shares in the form of ADSs, each ADS representing one Preferred Share of the Company (“Additional Underlying Shares” and, together with the Initial Underlying Shares, “Underlying Shares”) for the sole purpose of covering over-allotments outside Brazil (“Additional ADSs” and, together with the Initial ADSs, “ADSs”), all pursuant to an International Purchase Agreement (“International Underwriting Agreement”) dated as of [•], 2011, entered into by and between the Company, the Selling Shareholders, Itau BBA USA Securities, Inc., Banco BTG Pactual S.A. and Banco Bradesco BBI S.A., as representatives of the other International Underwriters named in Schedule A to the International Underwriting Agreement (“International Underwriters”).

We have also acted as Brazilian counsel for the Company in connection with the concurrent offer and sale in Brazil of (i) an aggregate of [•] Preferred Shares of the Company (“Initial Brazilian Underlying Shares”), and (ii) an aggregate of up to [•] additional Preferred Shares (“Additional Brazilian Underlying Shares” and, together with the Initial Brazilian Underlying Shares, “Brazilian Underlying Shares”), all pursuant to a Brazilian Underwriting Agreement (“Brazilian Underwriting Agreement”) dated as of [•], 2011, entered into by and between the Company, the Selling Shareholders, Banco Itaú BBA S.A., Banco BTG Pactual S.A. and Banco Bradesco BBI S.A. (“Brazilian Underwriters”).

This letter is furnished to you pursuant to Section 7(h) of the International Underwriting Agreement and in connection with Section [•] of the Brazilian Underwriting Agreement.  Unless otherwise defined herein, capitalized terms and expressions used herein shall have the same respective meanings assigned to them in the International Underwriting Agreement.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information, and because many determinations involved in the preparation of the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion letter to you of even date herewith, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

However, in the course of our acting as Brazilian counsel to the Company and the Selling Shareholders in connection with the Company and the Selling Shareholders’ preparation of the Prospectus, we participated in conferences and telephone conversations with representatives of the Company and the Selling Shareholders, representatives of United States counsel for the Company and the Selling Shareholders, representatives of the independent public accountants for the Company, representatives of your Brazilian and your United States counsels and your representatives, during which conferences and conversations the contents of the Prospectus and related matters were discussed, and we reviewed certain corporate records and documents furnished to us by the Company and the Selling Shareholders.

Based on our participation in such conferences and conversations and our review of such records and documents as described above, our understanding of Brazilian law and the experience we have gained in our practice thereunder, we advise you that:

1.             No information has come to our attention that causes us to believe that the Registration Statement File no. 333-171483 (including the documents incorporated by reference therein and except the financial statements and schedules and other financial data included therein, as to which we express no view), at the time it became effective (as defined in the International Underwriting Agreement), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.             No information has come to our attention that causes us to believe that the Time of Sale Information (including the documents incorporated by reference therein and except the financial statements and schedules and other financial data included therein, as to which we express no view), at the Time of Sale (as defined in the International Underwriting Agreement), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.             No information has come to our attention that causes us to believe that the Prospectus dated [•], 2011, relating to the offer of the ADSs (including the documents incorporated by reference therein and except the financial statements and schedules and other financial data included therein, as to which we express no view), as of the date thereof and hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This opinion is being furnished by us, as Brazilian counsel to the Company and the Selling Shareholders, solely for your benefit in connection with the offering of ADSs pursuant to the International Underwriting Agreement, and is not to be used, circulated, quoted, relied upon or otherwise referred to for any purpose or by any other person.  We assume no obligation to advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the views expressed herein.

Very truly yours,

Barbosa, Müssnich e Aragão Advogados

Exhibit C

FORM OF OPINION OF COUNSEL FOR THE DEPOSITARY
TO BE DELIVERED PURSUANT TO SECTION 7(k)

[•], 2011

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

As representative of the several International Underwriters

Re:          Gerdau S.A.

Ladies and Gentlemen:

We are acting as counsel for The Bank of New York Mellon, as depositary, in connection with the Deposit Agreement, as amended and restated as of December 2, 2008 (the “Deposit Agreement”), among Gerdau S.A. (the “Company”), The Bank of New York Mellon, as depositary (the “Depositary”), and all owners and beneficial owners from time to time of American Depositary Receipts issued thereunder.

We are delivering this opinion at the request of the Depositary to you, as the representatives of the several international underwriters (the “International Underwriters”) named in Schedule A to the International Purchase Agreement dated [•], 2011 (the “Underwriting Agreement”) among the Company, Metalúrgica Gerdau S.A. ( “MG”) and Gerdau BG Participações S.A. (together with MG the “Selling Shareholders”) and the International Underwriters, in connection with the contemplated purchases by the International Underwriters of up to [•] preferred shares (“Shares”) of the Company, in the form of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts (“ADRs”).

Based on the foregoing, and subject to the accuracy of the assumptions and to the qualifications set forth below, we are of the opinion that:

(i)            The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights and by general principles of equity.

C-1

(ii)           Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be validly issued and will entitle the registered holders of the ADSs to the rights specified in those ADRs and in the Deposit Agreement.

These opinions are based upon the assumptions that (a) the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, (b) all the Shares are duly authorized, validly issued, fully paid and non-assessable and are registered or not required to be registered in accordance with the United States Securities Act of 1933, as amended, and (c) all signatures on documents examined by us are genuine.  In giving these opinions, we have also relied as to certain matters, without independent verification, on information obtained from public officials or officers of the Depositary.

We are members of the New York Bar only and do not hold ourselves out as practicing under, nor do we express any opinion on or as to the effect of, any laws other than the laws of the State of New York and the Federal laws of the United States.

We are giving the opinions set forth in this letter as of the date of this letter, and we assume no obligation to advise you of factual or legal changes which may thereafter be brought to our attention.

These opinions are solely for the benefit of the Underwriters and may not be relied upon by any other person or entity without our prior written consent.  Nothing in this letter shall be construed to create any liability for the Depositary.

Very truly yours,

EMMET, MARVIN & MARTIN, LLP

C-2

Exhibit D

Gerdau S.A.

Lock-Up Agreement

[•], 2011

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

Re:          Proposed Offerings of Common and Preferred Shares by Gerdau S.A.

Dear Sirs:

The undersigned, as a shareholder, an officer or director of Gerdau S.A., a sociedade por ações incorporated under the laws of the Federative Republic of Brazil (the “Company”), understands that Itau BBA USA Securities, Inc. (“Itaú”), Banco BTG Pactual S.A. (“BTG Pactual”) and Banco Bradesco BBI S.A. (“Bradesco BBI” and, together with BTG Pactual and Itaú, the “Representatives”) propose to enter into a placement facilitation agreement, dated [•], 2011 (the “Placement Facilitation Agreement”), with the Company providing for the offering of common shares, without par value, of the Company (“Common Shares”) and also into an international purchase agreement, dated [•], 2011 (the “International Purchase Agreement”), for the purchase of preferred shares, without par value, of the Company (“Preferred Shares”) in the form of American Depositary Shares (“ADSs”) by the International Underwriters identified therein.  In recognition of the benefit that such offerings will confer upon the undersigned as a shareholder, an officer or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Agents to be named in the Placement Facilitation Agreement and the International Underwriters to be named in the International Purchase Agreement that, during a period from the date hereof through 90 days from the date of the International Purchase Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares issued by the Company or any securities convertible into or exchangeable or exercisable for any shares issued by the Company, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction described in clause (i) or (ii) is to be settled by delivery of shares issued by the Company or other securities, in cash or otherwise.

Notwithstanding the foregoing, if:

(i)            during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(ii)           prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Representatives to the Company (in accordance with SECTION 15 of the International Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Notwithstanding the restrictions described above, the undersigned is permitted to enter into the following transactions:

(i)            the sale of Lock-Up Securities to, and the placement of Lock-Up Securities by, the Agents, the International Underwriters or the Brazilian Underwriters in connection with the offering contemplated by the Placement Facilitation Agreement and the International Purchase Agreement;

(ii)           any transfer of Lock-Up Securities issued and transferred by the Company to the transferor pursuant to a management and/or employee option plan or any other option, warrant or the conversion of a security outstanding on the date hereof and disclosed in the Registration Statement;

(iii)          any transfer of Lock-Up Securities as bona fide gifts, provided that prior to any such transfer the recipient agrees in writing with the Agents and the International Underwriters to be bound by the restrictions described above, and provided further that such transfer does not result in an obligation to register Lock-Up Securities with the United States Securities and Exchange Commission (“SEC”) during the Lock-Up Period;

(iv)          dispositions of Lock-Up Securities to any trust for the direct or indirect benefit of such transferor and/or, if applicable, the immediate family of such transferor, provided that prior to any such transfer such trust agrees in writing with the Agents and the International Underwriters to be bound by the restrictions described above, and provided further that such transfer does not result in an obligation to register Lock-Up Securities with the SEC during the Lock-Up Period; and

(v)           any transfer of Lock-Up Securities to any of such transferor’s affiliates (as such term is defined in Rule 405 under Securities Act), provided that prior to any such transfer the recipient agrees in writing with the Agents and the International Underwriters to be bound by the restrictions described above, and provided further that such transfer does not result in an obligation to register Lock-Up Securities with the SEC during the Lock-Up Period.

Capitalized terms used but not defined herein have the meaning assigned to them in the Placement Facilitation Agreement or the International Purchase Agreement.

The undersigned understands that the Company, the Agents, the International Underwriters and the Brazilian Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offerings.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.  This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of New York.

Very truly yours,

Signature:

Print Name:
Title:

Gerdau S.A.

Lock-Up Agreement

[•], 2011

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th Floor
New York, NY 10153

Banco BTG Pactual S.A.
Av. Brigadeiro Faria Lima, 3729, 9º andar
São Paulo, SP, Brasil

Banco Bradesco BBI S.A.
Av. Paulista, 1450, 8º andar
São Paulo, SP, Brasil

Re:          Proposed Offerings of Common and Preferred Shares by Gerdau S.A.

Dear Sirs:

Gerdau S.A., a sociedade por ações incorporated under the laws of the Federative Republic of Brazil (the “Company”), understands that Itau BBA USA Securities, Inc. (“Itaú”), Banco BTG Pactual S.A. (“BTG Pactual”) and Banco Bradesco BBI S.A. (“Bradesco BBI” and, together with BTG Pactual and Itaú, the “Representatives”) propose to enter into placement facilitation agreement, dated [•], 2011 (the “Placement Facilitation Agreement”). with the Company providing for the offering of common shares, without par value, of the Company (“Common Shares”) and also into an international purchase agreement, dated [•], 2011 (the “International Purchase Agreement”), for the purchase of preferred shares, without par value, of the Company (“Preferred Shares”) in the form of American Depositary Shares (“ADSs”) by the International Underwriters identified therein.  In recognition of the benefit that such offerings will confer upon the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company agrees with the Agents to be named in the Placement Facilitation Agreement and the International Underwriters to be named in the International Purchase Agreement that, during a period from the date hereof through 90 days from the date of the International Purchase Agreement (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representatives, directly or indirectly, (i) issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares issued by the Company or any securities convertible into or exchangeable or exercisable for any shares issued by the Company, whether now owned or hereafter acquired by the Company or with respect to which the Company has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-

Up Securities, whether any such swap or transaction described in clause (i) or (ii) is to be settled by delivery of shares issued by the Company or other securities, in cash or otherwise.

Notwithstanding the foregoing, if:

(i)            during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(ii)           prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

The Company hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Representatives to the Company (in accordance with SECTION 15 of the International Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the Company.

The Company also agrees and consents to the entry of stop transfer instructions with its transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Notwithstanding the restrictions described above, the Company is permitted to enter into the following transactions:

(i)            the sale of Lock-Up Securities to, and the placement of Lock-Up Securities by, the Agents, the International Underwriters or the Brazilian Underwriters in connection with the offerings contemplated by the Placement Facilitation Agreement and the International Purchase Agreement;

(ii)           the issuance of (A) options pursuant to existing management and/or employee option plans on the date hereof and that have disclosed in the Registration Statement and (B) shares upon the exercise of an option issued pursuant to such management and/or employee option plan or any other option, warrant or the conversion of a security outstanding on the date hereof and that has been disclosed in the Registration Statement;

(iii)          any transfer of Lock-Up Securities to an individual solely for the purpose of making him/her eligible to become a director of the Company, in which case only one common share of the Company’s stock may be transferred to each such individual, provided that such transfer does not result in an obligation to register Lock-Up Securities with the United States Securities and Exchange Commission (“SEC”) during the Lock-Up Period;

(iv)          any transfer of Lock-Up Securities to the Agents, the International Underwriters or the Brazilian Underwriters, or any entity indicated by the Agents, the International Underwriters or the Brazilian Underwriters, in order to allow for the stabilization of the Common Shares and Preferred Shares as provided by any agreement contemplating these activities, and provided that such transfer does not result in an obligation to register Lock-Up Securities with the SEC during the Lock-Up Period;

(v)           the lending of Lock-Up Securities to any Brazilian registered broker-dealer in connection with market making activities, to the extent required by, and in accordance with, applicable Brazilian law or regulation, including CVM Rule No. 384, of March 17, 2003, and the Código de Auto-Regulação de Ofertas Públicas of the ANBIMA -Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais, provided that such lending does not result in an obligation to register Lock-Up Securities with the SEC during the Lock-Up Period.

Capitalized terms used but not defined herein have the meaning assigned to them in the Placement Facilitation Agreement or the International Purchase Agreement.

The Company acknowledges that it is, and understands that the Agents, the International Underwriters and the Brazilian Underwriters are, relying upon this Lock-Up Agreement in proceeding toward consummation of the offerings.  The Company further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the Company’s legal representatives, successors and assigns.  This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of New York.

Very truly yours,

GERDAU S.A.

By:
Name:
Title:

By:
Name:
Title: